Exhibit 10.11

Execution Copy

AMENDED AND RESTATED ABL SECURITY AGREEMENT

Dated as of

August 24, 2010

Among

TOWER AUTOMOTIVE HOLDINGS USA, LLC,

THE GUARANTORS PARTY HERETO

and

JPMORGAN CHASE BANK, N.A.,

as Agent

SCHEDULES:

Schedule 1	Equity Interests in Subsidiaries and Affiliates Owned by Original Lien Grantors

Schedule 2	Other Investment Property Owned by Original Lien Grantors

EXHIBITS:

Exhibit A	Security Agreement Supplement

Exhibit B	Copyright Security Agreement

Exhibit C	Patent Security Agreement

Exhibit D	Trademark Security Agreement

Exhibit E	Perfection Certificate

Exhibit F	Issuer Control Agreement

Exhibit G	Securities Account Control Agreement

Exhibit H	Deposit Account Control Agreement

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ABL SECURITY AGREEMENT

AMENDED AND RESTATED ABL SECURITY AGREEMENT, dated as of August 24, 2010 (this “Agreement”) among TOWER AUTOMOTIVE HOLDINGS USA, LLC, the GUARANTORS party hereto and JPMORGAN CHASE BANK, N.A., as agent (in such capacity, the “Agent”).

WHEREAS, the Borrower, the Guarantors, JPMorgan Chase Bank, N.A., as administrative agent, and certain financial institutions are parties to the Credit Agreement described in Section 1 hereof, pursuant to which such financial institutions agreed to make loans and extend other financial accommodations to the Borrower;

WHEREAS, the Borrower had granted liens on certain of its assets to secure (i) its obligations under the Credit Agreement, (ii) its obligations under interest rate hedging arrangements designed to mitigate the risk that interest rates payable under the Credit Agreement will fluctuate and (iii) certain other obligations;

WHEREAS, pursuant to the Credit Agreement, Holdings, Holdco and Foreign Holdco had guaranteed the foregoing obligations of the Borrower, and Holdco and Foreign Holdco had granted liens on certain of their respective assets to secure their guarantees thereof;

WHEREAS, pursuant to the Credit Agreement, the Borrower caused each of its domestic subsidiaries to guarantee the foregoing obligations of the Borrower, and the Borrower caused each of its domestic subsidiaries to secure its guarantee thereof by granting Liens on its assets to the Agent;

WHEREAS, the Lenders and the Issuing Lender are not willing to make loans or issue or participate in letters of credit under the Credit Agreement, and the counterparties to the interest rate hedging arrangements referred to above are not willing to enter into or maintain them, unless (i) the foregoing obligations of the Borrower are secured and guaranteed as described above and (ii) each guarantee thereof is secured by Liens on assets of the relevant Guarantor as provided in the Security Documents; and

WHEREAS, upon any foreclosure or other enforcement of the Security Documents, the net proceeds of the relevant Collateral are to be received by or paid over to the Agent and applied as provided herein and in the ABL Intercreditor Agreement;

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Definitions.

(a) Terms Defined in Credit Agreement. Terms defined in the Credit Agreement and not otherwise defined in subsection (b) or (c) of this Section have, as used herein, the respective meanings provided for therein.

(b) Terms Defined in UCC. As used herein, each of the following terms has the meaning specified in the UCC:

Term	UCC

Account	9-102
Authenticate	9-102
Certificated Security	8-102
Chattel Paper	9-102
Commodity Account	9-102
Commodity Customer	9-102
Deposit Account	9-102
Document	9-102
Entitlement Holder	8-102
Entitlement Order	8-102
Equipment	9-102
Financial Asset	8-102 & 103
General Intangibles	9-102
Instrument	9-102
Inventory	9-102
Investment Property	9-102
Proceeds	9-102
Record	9-102
Securities Account	8-501
Securities Intermediary	8-102
Security	8-102 & 103
Security Entitlement	8-102
Supporting Obligations	9-102
Uncertificated Security	8-102

(c) Additional Definitions. The following additional terms, as used herein, have the following meanings:

“ABL Intercreditor Agreement” shall mean that certain Amended and Restated Intercreditor Agreement, dated as of August 24, 2010 among JPMorgan

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Chase Bank, N.A., as representative with respect to the ABL Credit Agreement, JPMorgan Chase Bank, N.A., as representative with respect to the Term Loan Agreement, Wilmington Trust FSB, as representative with respect to the Indenture, each additional representative from time to time party thereto, Tower Automotive, LLC and the Lien Grantors party thereto.

“ABL Termination Date” shall have the meaning given such term in the ABL Intercreditor Agreement.

“Applicable Agent” shall mean (i) for purposes of the definitions of Controlled Deposit Account and Controlled Securities Account as such definitions are used in this Agreement, (A) at all times prior to the ABL Termination Date, the Agent and (B) at all times after the ABL Termination Date, the Authorized Term Collateral Agent and (ii) for all other purposes, (A) at all times prior to the Term Obligations Termination Date, the Authorized Term Collateral Agent and (B) at all times after the Term Obligations Termination Date, the Agent.

“Authorized Term Collateral Agent” shall have the meaning given such term in the Term Intercreditor Agreement.

“Cash Collateral Accounts” shall have the meaning given such term in Section 9(a).

“Collateral” shall mean all property, whether now owned or hereafter acquired, on which a Lien is granted or purports to be granted to the Agent pursuant to the Security Documents. When used with respect to a specific Lien Grantor, the term “Collateral” means all its property on which such a Lien is granted or purports to be granted.

“Collateral Accounts” shall mean the Cash Collateral Accounts, the Controlled Deposit Accounts and the Controlled Securities Accounts.

“Common Collateral” shall have the meaning given such term in the ABL Intercreditor Agreement.

“Contingent Secured Obligation” shall mean, at any time, any Secured Obligation (or portion thereof) that is contingent in nature at such time, including any Secured Obligation that is:

(i) an obligation to reimburse a bank for drawings not yet made under a letter of credit issued by it;

(ii) an obligation under a Hedging Agreement to make payments that cannot be quantified at such time;

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(iii) any other obligation (including any guarantee) that is contingent in nature at such time; or

(iv) an obligation to provide collateral to secure any of the foregoing types of obligations.

“Control” shall have the following meanings:

(a) when used with respect to any Security or Security Entitlement, the meaning specified in UCC Section 8-106; and

(b) when used with respect to any Deposit Account, the meaning specified in UCC Section 9-104.

“Controlled Deposit Account” shall mean a Deposit Account (i) that is subject to a Deposit Account Control Agreement or (ii) as to which the Applicable Agent is the Depositary Bank’s “customer” (as defined in UCC Section 4-104).

“Controlled Securities Account” shall mean a Securities Account that (i) is maintained in the name of a Lien Grantor at an office of a Securities Intermediary located in the United States and (ii) together with all Financial Assets credited thereto and all related Security Entitlements, is subject to a Securities Account Control Agreement among such Lien Grantor, the Applicable Agent and such Securities Intermediary.

“Copyright License” shall mean any agreement now or hereafter in existence granting to any Lien Grantor, or pursuant to which any Lien Grantor grants to any other Person, any right to use, copy, reproduce, distribute, prepare derivative works, display or publish any records or other materials on which a Copyright is in existence or may come into existence, including any agreement identified in Schedule 1 to any Copyright Security Agreement.

“Copyrights” shall mean all the following: (i) all copyrights under the laws of the United States or any other country (whether or not the underlying works of authorship have been published), all registrations and recordings thereof, all copyrightable works of authorship (whether or not published), and all applications for copyrights under the laws of the United States or any other country, including registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including those described in Schedule 1 to any Copyright Security Agreement, (ii) all renewals of any of the foregoing, (iii) all claims for, and rights to sue for, past or future infringements of any of the foregoing, and (iv) all income, royalties, damages and

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payments now or hereafter due or payable with respect to any of the foregoing, including damages and payments for past or future infringements thereof.

“Copyright Security Agreement” shall mean a Copyright Security Agreement, substantially in the form of Exhibit B, executed and delivered by a Lien Grantor in favor of the Agent for the benefit of the Secured Parties.

“Deposit Account Control Agreement” means, with respect to any Deposit Account of any Lien Grantor, a Deposit Account Control Agreement substantially in the form of Exhibit H (or otherwise in form and substance reasonably satisfactory to the Applicable Agent) among such Lien Grantor, the Applicable Agent and the relevant Depositary Bank.

“Credit Agreement” shall mean the Revolving Credit and Guaranty Agreement dated as of July 31, 2007 among Tower Automotive Holdings USA, LLC, as borrower, Tower Automotive, LLC, Tower Automotive Holdings I, LLC, Tower Automotive Holdings II(a), LLC, Tower Automotive Holdings II(b), LLC and the other guarantors party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

“Depositary Bank” shall mean a bank at which a Controlled Deposit Account is maintained.

“Equity Interest” shall mean (i) in the case of a corporation, any shares of its capital stock, (ii) in the case of a limited liability company, any membership interest therein, (iii) in the case of a partnership, any partnership interest (whether general or limited) therein, (iv) in the case of any other business entity, any participation or other interest in the equity or profits thereof, (v) any warrant, option or other right to acquire any Equity Interest described in this definition or (vi) any Security Entitlement in respect of any Equity Interest described in this definition.

“Indenture” shall mean that certain Indenture among Tower Automotive, LLC, Tower Automotive Holdings USA, LLC, TA Holdings Finance, Inc., the guarantors party thereto and Wilmington Trust FSB, as trustee and collateral agent, dated as of August 24, 2010.

“Intellectual Property Filing” shall mean (i) with respect to any Patent, Patent License, Trademark or Trademark License, the filing of the applicable Patent Security Agreement or Trademark Security Agreement with the United States Patent and Trademark Office, together with an appropriately completed recordation form, and (ii) with respect to any Copyright or Copyright License, the filing of the applicable Copyright Security Agreement with the United States Copyright Office, together with an appropriately completed recordation form, in

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each case sufficient to record the Transaction Lien granted to the Agent in such Recordable Intellectual Property.

“Intellectual Property Security Agreement” shall mean a Copyright Security Agreement, a Patent Security Agreement or a Trademark Security Agreement.

“Issuer Control Agreement” shall mean an Issuer Control Agreement substantially in the form of Exhibit F (with any changes that the Agent shall have approved).

“Lien Grantors” shall mean the Borrower and the Guarantors (other than Holdings).

“Liquidity Trigger Period shall have the meaning given such term in the ABL Credit Agreement.

“LLC Interest” shall mean a membership interest or similar interest in a limited liability company.

“Non-Contingent Secured Obligation” shall mean at any time any Secured Obligation (or portion thereof) that is not a Contingent Secured Obligation at such time.

“Original Lien Grantor” shall mean any Lien Grantor that grants a Lien on any of its assets hereunder on the Closing Date.

“own” refers to the possession of sufficient rights in property to grant a security interest therein as contemplated by UCC Section 9-203, and “acquire” refers to the acquisition of any such rights.

“Partnership Interest” shall mean a partnership interest, whether general or limited.

“Patent License” shall mean any agreement now or hereafter in existence granting to any Lien Grantor, or pursuant to which any Lien Grantor grants to any other Person, any right with respect to any Patent or any invention now or hereafter in existence, whether patentable or not, whether a patent or application for patent is in existence on such invention or not, and whether a patent or application for patent on such invention may come into existence or not, including any agreement identified in Schedule 1 to any Patent Security Agreement.

“Patents” shall mean (i) all letters patent and design letters patent of the United States or any other country and all applications for letters patent or design letters patent of the United States or any other country, including applications in

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the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including those described in Schedule 1 to any Patent Security Agreement, (ii) all reissues, divisions, continuations, continuations in part, revisions and extensions of any of the foregoing, (iii) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (iv) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including damages and payments for past or future infringements thereof.

“Patent Security Agreement” shall mean a Patent Security Agreement, substantially in the form of Exhibit C, executed and delivered by a Lien Grantor in favor of the Agent for the benefit of the Secured Parties.

“Perfection Certificate” shall mean, with respect to any Lien Grantor, a certificate substantially in the form of Exhibit E, completed and supplemented with the schedules contemplated thereby to the satisfaction of the Agent, and signed by an officer of such Lien Grantor.

“Permitted Liens” shall mean (i) the Transaction Liens and (ii) any other Liens on the Collateral permitted to be created or assumed or to exist pursuant to Section 6.01 of the Credit Agreement.

“Personal Property Collateral” shall mean all property included in the Collateral except Real Property Collateral.

“Pledged”, when used in conjunction with any type of asset, shall mean at any time an asset of such type that is included (or that creates rights that are included) in the Collateral at such time. For example, “Pledged Equity Interest” means an Equity Interest that is included in the Collateral at such time.

“Post-Petition Interest” shall mean any interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of any one or more of the Lien Grantors (or would accrue but for the operation of applicable bankruptcy or insolvency laws), whether or not such interest is allowed or allowable as a claim in any such proceeding.

“Real Property Collateral” shall mean all real property (including leasehold interests in real property) included in the Collateral.

“Recordable Intellectual Property” shall mean (i) any Patent registered with the United States Patent and Trademark Office, and any Patent License with respect to a Patent so registered, (ii) any Trademark registered with the United

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States Patent and Trademark Office, and any Trademark License with respect to a Trademark so registered, (iii) any Copyright registered with the United States Copyright Office and any Copyright License with respect to a Copyright so registered, and all rights in or under any of the foregoing.

“Release Conditions” shall mean the following conditions for terminating all the Transaction Liens:

(i) all Revolving Credit Commitments under the Credit Agreement shall have expired or been terminated;

(ii) all Non-Contingent Secured Obligations (other than any Non-Contingent Secured Obligations in respect of Secured Hedging Obligations) shall have been paid in full; and

(iii) no Contingent Secured Obligations (other than any Contingent Secured Obligations (i) in respect of Secured Hedging Obligations and (ii) in respect of contingent indemnification and expense reimbursement obligations as to which no claim shall have been asserted) shall remain outstanding;

provided that the condition in clause (iii) shall not apply to outstanding Letters of Credit if the Borrower has granted to the Agent, for the benefit of the Lenders, a security interest in cash (or causes a bank acceptable to the Agent and the Issuing Lender to issue a letter of credit naming the Issuing Lender as beneficiary) in an amount not less than 105% of the LC Exposure (plus any accrued and unpaid interest thereon) as of the date of such termination, on terms and conditions and pursuant to documentation reasonably satisfactory to the Agent and the Issuing Lender.

“Secured Agreement”, when used with respect to any Secured Obligation, refers collectively to each instrument, agreement or other document that sets forth obligations of the Borrower, obligations of a guarantor and/or rights of the holder with respect to such Secured Obligation.

“Secured Parties” shall mean the holders from time to time of the Secured Obligations.

“Securities Account Control Agreement” means, with respect to a Securities Account, a Securities Account Control Agreement substantially in the form of Exhibit G (with any changes that the Applicable Agent shall have approved) among the relevant Securities Intermediary, the relevant Lien Grantor and the Applicable Agent.

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“Security Agreement Supplement” shall mean a Security Agreement Supplement, substantially in the form of Exhibit A, signed and delivered to the Agent for the purpose of adding a Subsidiary as a party hereto pursuant to Section 20 and/or adding additional property to the Collateral.

“Term Intercreditor Agreement” shall mean that certain Term Intercreditor Agreement, dated as of August 24, 2010 among JPMorgan Chase Bank N.A., as representative with respect to the Term Loan Agreement, Wilmington Trust FSB, as representative with respect to the Indenture, each additional term agent from time to time party thereto and Tower Automotive, LLC and the Lien Grantors party thereto.

“Term Loan Agreement” shall mean that certain First Lien Term Loan and Guaranty Agreement, dated as of July 31, 2007, and as heretofore amended or modified, by and among Tower Automotive Holdings USA, LLC and Tower Automotive Holdings Europe B.V., as borrowers, the other guarantors party thereto, the lenders parties thereto and JPMorgan Chase Bank, N.A., as administrative agent.

“Term Obligations Termination Date” shall have the meaning given such term in the ABL Intercreditor Agreement.

“Trademark License” shall mean any agreement now or hereafter in existence granting to any Lien Grantor, or pursuant to which any Lien Grantor grants to any other Person, any right to use any Trademark, including any agreement identified in Schedule 1 to any Trademark Security Agreement.

“Trademarks” shall mean: (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, brand names, trade dress, prints and labels on which any of the foregoing have appeared or appear, package and other designs, and all other source or business identifiers, and all general intangibles of like nature, and the rights in any of the foregoing which arise under applicable law, (ii) the goodwill of the business symbolized thereby or associated with each of them, (iii) all registrations and applications in connection therewith, including registrations and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including those described in Schedule 1 to any Trademark Security Agreement, (iv) all renewals of any of the foregoing, (v) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (vi) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including damages and payments for past or future infringements thereof.

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“Trademark Security Agreement” shall mean a Trademark Security Agreement, substantially in the form of Exhibit D, executed and delivered by a Lien Grantor in favor of the Agent for the benefit of the Secured Parties.

“Transaction Guarantee” shall mean, with respect to each Guarantor, its guarantee of the Secured Obligations under the Credit Agreement or any Joinder Agreement.

“Transaction Liens” shall mean the Liens granted by the Lien Grantors under the Security Documents.

“Type” shall have the meaning specified in the ABL Intercreditor Agreement.

“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any Transaction Lien on any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

(d) Terms Generally. The definitions of terms herein (including those incorporated by reference to the UCC or to another document) apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun includes the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Sections, Exhibits and Schedules shall be construed to refer to Sections of, and Exhibits and Schedules to, this Agreement and (v) the word “property” shall be construed to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

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SECTION 2. Grant of Transaction Liens.

(a) The Borrower, in order to secure the Secured Obligations, and each Guarantor listed on the signature pages hereof, in order to secure its Transaction Guarantee, grants to the Agent for the benefit of the Secured Parties a continuing security interest in all the following property of the Borrower or such Guarantor, as the case may be, whether now owned or existing or hereafter acquired or arising and regardless of where located:

(i) all Accounts;

(ii) all Chattel Paper;

(iii) all Deposit Accounts;

(iv) all Documents;

(v) all Equipment;

(vi) all General Intangibles (including any Equity Interests in other Persons that do not constitute Investment Property);

(vii) all Instruments;

(viii) all Inventory;

(ix) all Investment Property;

(x) all books and records (including customer lists, credit files, computer programs, printouts and other computer materials and records) of such Original Lien Grantor pertaining to any of its Collateral;

(xi) such Original Lien Grantor’s ownership interest in (1) its Collateral Accounts, (2) all Financial Assets credited to its Collateral Accounts from time to time and all Security Entitlements in respect thereof, (3) all cash held in its Collateral Accounts from time to time and (4) all other money in the possession of the Agent; and

(xii) all Proceeds of the Collateral described in the foregoing clauses (i) through (xi);

provided that the following property is excluded from the foregoing security interests: (A) motor vehicles the perfection of a security interest in which is excluded from the Uniform Commercial Code in the relevant jurisdiction, (B) voting Equity Interests in any Foreign Subsidiary, to the extent (but only to the

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extent) required to prevent the Collateral from including more than 65% of all voting Equity Interests in such Foreign Subsidiary, (C) United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law and (D) any property to the extent that the grant of a security interest therein is prohibited by any applicable law or regulation, requires a consent not obtained of any Governmental Authority pursuant to any applicable law or regulation, or is prohibited by, or constitutes a breach or default under or results in the termination of or requires any consent not obtained under, any contract, license, agreement, instrument or other document evidencing or giving rise to such property or, in the case of any Investment Property, any applicable shareholder or similar agreement, except to the extent that such law or regulation or the term in such contract, license, agreement, instrument or other document or shareholder or similar agreement providing for such prohibition, breach, default or termination or requiring such consent is ineffective under applicable law. Each Original Lien Grantor shall use all reasonable efforts to obtain any such required consent that is reasonably obtainable.

(b) With respect to each right to payment or performance included in the Collateral from time to time, the Transaction Lien granted therein includes a continuing security interest in (i) any Supporting Obligation that supports such payment or performance and (ii) any Lien that (x) secures such right to payment or performance or (y) secures any such Supporting Obligation.

(c) The Transaction Liens are granted as security only and shall not subject the Agent or any other Secured Party to, or transfer or in any way affect or modify, any obligation or liability of any Lien Grantor with respect to any of the Collateral or any transaction in connection therewith.

SECTION 3. General Representations and Warranties. Each Original Lien Grantor represents and warrants that:

(a) Such Lien Grantor is duly organized, validly existing and in good standing under the laws of the jurisdiction identified as its jurisdiction of organization in its Perfection Certificate.

(b) Schedule 1 lists all Equity Interests in Subsidiaries and Affiliates owned by such Lien Grantor as of the Closing Date. Such Lien Grantor holds all such Equity Interests directly (i.e., not through a Subsidiary, a Securities Intermediary or any other Person).

(c) Schedule 2 lists, as of the Closing Date, (i) all Securities owned by such Lien Grantor (except Securities evidencing Equity Interests in Subsidiaries

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and Affiliates) and (ii) all Securities Accounts to which Financial Assets are credited in respect of which such Lien Grantor owns Security Entitlements. Such Lien Grantor owns no Commodity Account in respect of which such Lien Grantor is the Commodity Customer.

(d) All Pledged Equity Interests owned by such Lien Grantor are owned by it free and clear of any Lien other than (i) the Transaction Liens, (ii) any inchoate tax liens and (iii) other Liens permitted under Section 6.01(b) or Section 6.01(m) of the Credit Agreement. All shares of capital stock included in such Pledged Equity Interests (including shares of capital stock in respect of which such Lien Grantor owns a Security Entitlement) have been duly authorized and validly issued and are fully paid and non-assessable. None of such Pledged Equity Interests is subject to any option to purchase or similar right of any Person. Such Lien Grantor is not and will not become a party to or otherwise bound by any agreement (except the Loan Documents, the Term Loan Documents and the documents governing Indebtedness that is secured by a Lien on such Pledged Equity Interests that is permitted under Section 6.01(b) or Section 6.01(m) of the Credit Agreement) which restricts in any manner the rights of any present or future holder of any Pledged Equity Interest with respect thereto.

(e) Such Lien Grantor has good and marketable title to all its Collateral (subject to exceptions that are, in the aggregate, not material), free and clear of any Lien other than Permitted Liens.

(f) Such Lien Grantor has not performed any acts that might prevent the Agent from enforcing any of the provisions of the Security Documents or that would limit the Agent in any such enforcement. No financing statement, security agreement, mortgage or similar or equivalent document or instrument covering all or part of the Collateral owned by such Lien Grantor is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect or record a Lien on such Collateral, except financing statements, mortgages or other similar or equivalent documents with respect to Permitted Liens. After the Closing Date, no Collateral owned by such Lien Grantor will be in the possession or under the Control of any other Person having a claim thereto or security interest therein, other than a Permitted Lien.

(g) The Transaction Liens on all Personal Property Collateral owned by such Lien Grantor (i) have been validly created, (ii) will attach to each item of such Collateral on the Closing Date (or, if such Lien Grantor first obtains rights thereto on a later date, on such later date) and (iii) when so attached, will secure all the Secured Obligations or such Lien Grantor’s Transaction Guarantee, as the case may be.

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(h) When the relevant Mortgages have been duly executed and delivered, the Transaction Liens on all Real Property Collateral owned by such Lien Grantor as of the Closing Date will have been validly created and will secure all the Secured Obligations or such Lien Grantor’s Transaction Guarantee, as the case may be. When such Mortgages (and memoranda of lease with respect to any leasehold interests included in such Real Property Collateral) have been duly recorded, such Transaction Liens will rank prior to all other Liens (except Permitted Liens) on such Real Property Collateral.

(i) Such Lien Grantor has delivered a Perfection Certificate to the Agent. The information set forth therein is correct and complete as of the Closing Date.

(j) When UCC financing statements describing the Collateral as “all personal property” have been filed in the offices specified in such Perfection Certificate, the Transaction Liens will constitute perfected security interests in the Personal Property Collateral owned by such Lien Grantor to the extent that a security interest therein may be perfected by filing pursuant to the UCC, prior to all Liens and rights of others therein except Permitted Liens. When, in addition to the filing of such UCC financing statements, the applicable Intellectual Property Filings have been made with respect to such Lien Grantor’s Recordable Intellectual Property (including any future filings required pursuant to Sections 4(a) and 6(a)), the Transaction Liens will constitute perfected security interests in all right, title and interest of such Lien Grantor in its Recordable Intellectual Property to the extent that security interests therein may be perfected by such filings, prior to all Liens and rights of others therein except Permitted Liens. Except for (i) the filing of such UCC financing statements, (ii) such Intellectual Property Filings, (iii) the due recordation of memoranda of lease with respect to the Pledged leasehold interests and (iv) the due recordation of the Mortgages, no registration, recordation or filing with any governmental body, agency or official is required in connection with the execution or delivery of the Security Documents or is necessary for the validity or enforceability thereof or for the perfection or due recordation of the Transaction Liens or for the enforcement of the Transaction Liens.

(k) Such Lien Grantor has taken, and will continue to take, all actions necessary under the UCC to perfect (and maintain the perfection of) its interest in any Accounts or Chattel Paper purchased or otherwise acquired by it, as against its assignors and creditors of its assignors.

(l) Such Lien Grantor’s Collateral is insured as required by the Credit Agreement.

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(m) All of such Lien Grantor’s Inventory has or will have been produced in compliance with the applicable requirements of the Fair Labor Standards Act, as amended.

SECTION 4. Further Assurances; General Covenants. Each Lien Grantor covenants as follows:

(a) Such Lien Grantor will, from time to time, at the Borrower’s expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action (including any Intellectual Property Filing and any filing of financing or continuation statements under the UCC) that from time to time may be reasonably necessary or desirable, or that the Agent may reasonably request, in order to:

(i) create, preserve, perfect, confirm or validate the Transaction Liens on such Lien Grantor’s Collateral;

(ii) in the case of Pledged Deposit Accounts and Pledged Investment Property, cause the Agent to have Control thereof;

(iii) enable the Agent and the other Secured Parties to obtain the full benefits of the Security Documents; or

(iv) enable the Agent to exercise and enforce any of its rights, powers and remedies with respect to any of such Lien Grantor’s Collateral.

To the extent permitted by applicable law, such Lien Grantor authorizes the Agent to execute and file such financing statements or continuation statements without such Lien Grantor’s signature appearing thereon. Such Lien Grantor constitutes the Agent its attorney-in-fact to execute and file all Intellectual Property Filings and other filings required or so requested for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; and such power, being coupled with an interest, shall be irrevocable until all the Transaction Liens granted by such Lien Grantor terminate pursuant to Section 19. The Borrower will pay the costs of, or incidental to, any Intellectual Property Filings and any recording or filing of any financing or continuation statements or other documents recorded or filed pursuant hereto.

(b) Such Lien Grantor will not (i) change its name or corporate structure, (ii) change its location (determined as provided in UCC Section 9-307) or (iii) become bound, as provided in UCC Section 9-203(d) or otherwise, by a security agreement entered into by another Person, unless it shall have given the Agent at least 30 days prior notice thereof.

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(c) Except for sales of inventory in the ordinary course of business, such Lien Grantor will not sell, lease, exchange, assign or otherwise dispose of, or grant any option with respect to, any of its Collateral; provided that such Lien Grantor may do any of the foregoing unless (i) doing so would violate a covenant in the Credit Agreement or (ii) an Event of Default shall have occurred and be continuing and the Agent shall have notified such Lien Grantor that its right to do so is terminated, suspended or otherwise limited. Concurrently with any sale, lease or other disposition (except a sale or disposition to another Lien Grantor or a lease) permitted by the foregoing proviso, the Transaction Liens on the assets sold or disposed of (but not in any Proceeds arising from such sale or disposition) will cease immediately without any action by the Agent or any other Secured Party. The Agent will, at the Borrower’s expense, execute and deliver to the relevant Lien Grantor such documents as such Lien Grantor shall reasonably request to evidence the fact that any asset so sold or disposed of is no longer subject to a Transaction Lien.

(d) Such Lien Grantor will, promptly upon request, provide to the Agent all information and evidence concerning such Lien Grantor’s Collateral that the Agent may reasonably request from time to time to enable it to enforce the provisions of the Security Documents.

SECTION 5. Equipment. Each Lien Grantor covenants that it will not permit any of its Pledged Equipment to become a fixture to real estate or an accession to any personal property that is not included in the Collateral.

SECTION 6. Recordable Intellectual Property. Each Lien Grantor covenants as follows:

(a) On the Closing Date (in the case of an Original Lien Grantor) or the date on which it signs and delivers its first Security Agreement Supplement (in the case of any other Lien Grantor), such Lien Grantor will sign and deliver to the Agent Intellectual Property Security Agreements with respect to all Recordable Intellectual Property then owned by it. Within 30 days after each June 30 and December 31 thereafter, it will sign and deliver to the Agent an appropriate Intellectual Property Security Agreement covering any Recordable Intellectual Property owned by it on such June 30 or December 31 that is not covered by any previous Intellectual Property Security Agreement so signed and delivered by it. Each Lien Grantor hereby authorizes the Agent to make all Intellectual Property Filings necessary to record the Transaction Liens on its Recordable Intellectual Property.

(b) Such Lien Grantor will notify the Agent promptly if it knows that any application or registration relating to any Recordable Intellectual Property owned or licensed by it that is material to its business may become abandoned or

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dedicated to the public, or of any adverse determination or development (including the institution of, or any adverse determination or development in, any proceeding in the United States Copyright Office, the United States Patent and Trademark Office or any court) regarding such Lien Grantor’s ownership of such Recordable Intellectual Property, its right to register or patent the same, or its right to keep and maintain the same. If any of such Lien Grantor’s rights to any Recordable Intellectual Property are infringed, misappropriated or diluted in any material respect by a third party, such Lien Grantor will notify the Agent within 30 days after it learns thereof and will, unless such Lien Grantor shall reasonably determine that such action would be of negligible value, economic or otherwise, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as such Lien Grantor shall reasonably deem appropriate under the circumstances to protect such Recordable Intellectual Property.

SECTION 7. Investment Property. Each Lien Grantor represents, warrants and covenants as follows:

(a) Certificated Securities. On the Closing Date (in the case of an Original Lien Grantor) or the date on which it signs and delivers its first Security Agreement Supplement (in the case of any other Lien Grantor), such Lien Grantor will deliver to the Applicable Agent as Collateral hereunder all certificates representing Pledged Certificated Securities then owned by such Lien Grantor. Thereafter, whenever such Lien Grantor acquires any other certificate representing a Pledged Certificated Security, such Lien Grantor will immediately deliver such certificate to the Applicable Agent as Collateral hereunder. The provisions of this subsection are subject to the limitation in Section 7(j) in the case of voting Equity Interests in a Foreign Subsidiary.

(b) Uncertificated Securities. On the Closing Date (in the case of an Original Lien Grantor) or the date on which it signs and delivers its first Security Agreement Supplement (in the case of any other Lien Grantor), such Lien Grantor will enter into (and cause the relevant issuer to enter into) an Issuer Control Agreement in respect of each Pledged Uncertificated Security then owned by such Lien Grantor and deliver such Issuer Control Agreement to the Applicable Agent (which shall enter into the same). Thereafter, whenever such Lien Grantor acquires any other Pledged Uncertificated Security, such Lien Grantor will enter into (and cause the relevant issuer to enter into) an Issuer Control Agreement in respect of such Pledged Uncertificated Security and deliver such Issuer Control Agreement to the Applicable Agent (which shall enter into the same). The provisions of this subsection are subject to the limitation in Section 7(j) in the case of voting Equity Interests in a Foreign Subsidiary.

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(c) Security Entitlements. On the Closing Date (in the case of an Original Lien Grantor) or the date on which it signs and delivers its first Security Agreement Supplement (in the case of any other Lien Grantor), such Lien Grantor will, with respect to each Security Entitlement then owned by it, enter into (and cause the relevant Securities Intermediary to enter into) a Securities Account Control Agreement in respect of such Security Entitlement and the Securities Account to which the underlying Financial Asset is credited and will deliver such Securities Account Control Agreement to the Applicable Agent (which shall enter into the same). Thereafter, whenever such Lien Grantor acquires any other Security Entitlement, such Lien Grantor will, as promptly as practicable, cause the underlying Financial Asset to be credited to a Controlled Securities Account. Notwithstanding the foregoing provisions of this clause (c), the Lien Grantors have the right not to comply therewith with respect to Securities Accounts having an aggregate value of less than $1,000,000 in the aggregate for all Lien Grantors; provided, that if an Event of Default occurs and is continuing, the Applicable Agent may terminate the foregoing right not to comply, or reduce the amount thereof, by giving at least 10 Business Days’ notice of such termination or reduction to the relevant Lien Grantors.

(d) Perfection as to Certificated Securities. When such Lien Grantor delivers the certificate representing any Pledged Certificated Security owned by it to the Applicable Agent and complies with Section 7(h) in connection with such delivery, (i) the Transaction Lien on such Pledged Certificated Security will be perfected, subject to no prior Liens or rights of others (except Liens permitted under Section 6.01(b) or Section 6.01(m) of the Credit Agreement), (ii) the Applicable Agent will have Control of such Pledged Certificated Security and (iii) the Applicable Agent will be a protected purchaser (within the meaning of UCC Section 8-303) thereof.

(e) Perfection as to Uncertificated Securities. When such Lien Grantor, the Applicable Agent and the issuer of any Pledged Uncertificated Security owned by such Lien Grantor enter into an Issuer Control Agreement with respect thereto, (i) the Transaction Lien on such Pledged Uncertificated Security will be perfected, subject to no prior Liens or rights of others (except Liens permitted under Section 6.01(b) or Section 6.01(m) of the Credit Agreement), (ii) the Applicable Agent will have Control of such Pledged Uncertificated Security and (iii) the Applicable Agent will be a protected purchaser (within the meaning of UCC Section 8-303) thereof.

(f) Perfection as to Security Entitlements. So long as the Financial Asset underlying any Security Entitlement owned by such Lien Grantor is credited to a Controlled Securities Account, (i) the Transaction Lien on such Security Entitlement will be perfected, subject to no prior Liens or rights of others (except Liens and rights of the relevant Securities Intermediary that are Permitted

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Liens and any other Liens consented to by the Applicable Agent, and Liens permitted under Section 6.01(b) or Section 6.01(m) of the Credit Agreement), (ii) the Applicable Agent will have Control of such Security Entitlement and (iii) no action based on an adverse claim to such Security Entitlement or such Financial Asset, whether framed in conversion, replevin, constructive trust, equitable lien or other theory, may be asserted against the Applicable Agent or any other Secured Party.

(g) Agreement as to Applicable Jurisdiction. In respect of all Security Entitlements owned by such Lien Grantor, and all Securities Accounts to which the related Financial Assets are credited, the Securities Intermediary’s jurisdiction (determined as provided in UCC Section 8-110(e)) will at all times be located in the United States.

(h) Delivery of Pledged Certificates. All Pledged Certificates, when delivered to the Applicable Agent, will be in suitable form for transfer by delivery, or accompanied by duly executed instruments of transfer or assignment in blank, with signatures appropriately witnessed, all in form and substance satisfactory to the Applicable Agent.

(i) Communications. Each Lien Grantor will promptly give to the Applicable Agent copies of any material notices and communications received by it with respect to (i) Pledged Securities registered in the name of such Lien Grantor or its nominee and (ii) Pledged Security Entitlements as to which such Lien Grantor is the Entitlement Holder.

(j) Foreign Subsidiaries. A Lien Grantor will not be obligated to comply with the provisions of this Section at any time with respect to any voting Equity Interest in a Foreign Subsidiary if and to the extent (but only to the extent) that such voting Equity Interest is excluded from the Transaction Liens at such time pursuant to clause (B) of the proviso at the end of Section 2(a) and/or the comparable provisions of one or more Security Agreement Supplements.

(k) Compliance with Applicable Foreign Laws. If and so long as the Collateral includes (i) any Equity Interest in, or other Investment Property issued by, a legal entity organized under the laws of a jurisdiction outside the United States or (ii) any Security Entitlement in respect of a Financial Asset issued by such a foreign legal entity, the relevant Lien Grantor will take all such action as may be required under the laws of such foreign jurisdiction to ensure that the Transaction Lien on such Collateral ranks prior to all Liens and rights of others therein.

SECTION 8. Controlled Deposit Accounts. Each Lien Grantor represents, warrants and covenants as follows:

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(a) All cash owned by such Lien Grantor will be deposited, upon or promptly after the receipt thereof, in one or more Controlled Deposit Accounts. Each Controlled Deposit Account will be operated as provided in Section 10.

(b) In respect of each Controlled Deposit Account, the Depositary Bank’s jurisdiction (determined as provided in UCC Section 9-304) will at all times be a jurisdiction in which Article 9 of the Uniform Commercial Code is in effect.

(c) So long as the Applicable Agent has Control of a Controlled Deposit Account, the Transaction Lien on such Controlled Deposit Account will be perfected, subject to no prior Liens or rights of others (except the Depositary Bank’s right to deduct its normal operating charges and any uncollected funds previously credited thereto and any other Liens consented to by the Applicable Agent, and Liens permitted under Section 6.01(b) or Section 6.01(m) of the Credit Agreement).

(d) Materiality Exception. The Lien Grantors have the right not to comply with the foregoing provisions of this Section with respect to (i) Deposit Accounts that are payroll or trust accounts and (ii) other Deposit Accounts having total collected balances that do not at any time exceed $2,000,000 in the aggregate for all Lien Grantors.

SECTION 9. Cash Collateral Accounts. (a) The Lien Grantors will establish the following Deposit Accounts (each such Deposit Account, a “Cash Collateral Account”), which will be operated as provided in this Section and Section 10:

(i) the Collection Account, which shall be under the exclusive control of the Agent; and

(ii) the Letter of Credit Account, which shall be under the exclusive control of the Agent.

(b) The following amounts shall be deposited into the Cash Collateral Accounts:

(i) the Lien Grantors shall deposit to the Collection Account all amounts required pursuant to Sections 2.12(b) and 5.11(b) of the Credit Agreement;

(ii) the Lien Grantors shall deposit to the Letter of Credit Account all amounts required pursuant to Sections 2.03(k) and 2.12(a)(ii) and Article 7 of the Credit Agreement; and

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(iii) the Agent shall deposit to the Collection Account each amount realized or otherwise received with respect to assets of any Lien Grantor upon any exercise of remedies pursuant to any Security Document.

(c) The Agent shall maintain such records and/or establish such sub-accounts as shall be required to enable it to identify the amounts held in each Cash Collateral Account from time to time pursuant to each clause of subsection (b) of this Section, as applicable.

(d) The Agent shall withdraw amounts from the Cash Collateral Accounts and apply them for the following purposes:

(i) any amounts deposited in the Collection Account shall be applied by the Agent on each Business Day to prepay outstanding Loans or to increase the amount of Cash Collateralization in the Letter of Credit Account in accordance with Section 2.12(c) of the Credit Agreement; and

(ii) any amounts deposited to the Letter of Credit Account shall (i) be held as collateral security for the Borrower’s reimbursement obligations in respect of any LC Exposure and withdrawn and applied against the Borrower’s reimbursement obligations in respect of any unreimbursed LC Disbursements, (ii) if an Event of Default shall have occurred and be continuing or if the maturity of the Loans shall have been accelerated pursuant to Article 7 of the Credit Agreement, be held as collateral security for the Secured Obligations and, in the discretion of the Agent, transferred to the Collection Account or (iii) be returned to the Borrower in accordance with the terms of the Credit Agreement.

SECTION 10. Operation of Collateral Accounts. (a) Funds held in any Cash Collateral Account may, until withdrawn, be invested and reinvested in such Permitted Investments as the Borrower shall request from time to time; provided that if an Event of Default shall have occurred and be continuing, the Agent (in the case of the Collection Account and the Letter of Credit Account) or the Applicable Agent (in the case of all other Cash Collateral Accounts) may select such Permitted Investments. Funds held in any Controlled Deposit Account or Controlled Securities Account may, until withdrawn, be invested and reinvested in such Permitted Investments as the Borrower shall request from time to time; provided that if a Liquidity Trigger Period shall be continuing, the Applicable Agent may select such Permitted Investments. Any investment income received on the Cash Collateral Accounts will be deposited into and become part of the Cash Collateral Accounts.

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(b) With respect to each Controlled Deposit Account and each Controlled Securities Account (it being understood that the provisions of Section 9 shall apply to all Cash Collateral Accounts), the Applicable Agent will instruct the relevant Securities Intermediary or Depositary Bank that the relevant Lien Grantor may withdraw, or direct the disposition of, funds held therein unless and until the Applicable Agent rescinds such instruction. The Applicable Agent will not rescind such instructions unless a Liquidity Trigger Period shall be continuing.

(c) If an Event of Default shall have occurred and be continuing, the Agent (with respect to the Collection Account and the Letter of Credit Account) and the Applicable Agent (with respect to any other Collateral Account) may retain or liquidate, or instruct the relevant Securities Intermediary or Depositary Bank to retain or liquidate, any or all cash or investments then held in such Collateral Account and/or withdraw any amounts held therein and apply such amounts as provided in Section 14.

SECTION 11. Transfer Of Record Ownership. At any time when an Event of Default shall have occurred and be continuing, the Applicable Agent may (and to the extent that action by it is required, the relevant Lien Grantor, if directed to do so by the Applicable Agent, will as promptly as practicable) cause each of the Pledged Securities (or any portion thereof specified in such direction) to be transferred of record into the name of the Applicable Agent or its nominee. Each Lien Grantor will take any and all actions reasonably requested by the Applicable Agent to facilitate compliance with this Section. If the provisions of this Section are implemented, Section 7(b) shall not thereafter apply to any Pledged Security that is registered in the name of the Applicable Agent or its nominee. The Applicable Agent will promptly give to the relevant Lien Grantor copies of any notices and other communications received by the Applicable Agent with respect to Pledged Securities registered in the name of the Applicable Agent or its nominee.

SECTION 12. Right to Vote Securities. (a) Unless an Event of Default shall have occurred and be continuing, each Lien Grantor will have the right, from time to time, to vote and to give consents, ratifications and waivers with respect to any Pledged Security owned by it and the Financial Asset underlying any Pledged Security Entitlement owned by it, and the Agent will, upon receiving a written request from such Lien Grantor, deliver to such Lien Grantor or as specified in such request such proxies, powers of attorney, consents, ratifications and waivers in respect of any such Pledged Security that is registered in the name of the Agent or its nominee or any such Pledged Security Entitlement as to which the Agent or its nominee is the Entitlement Holder, in each case as shall be specified in such request and be in form and substance satisfactory to the Agent. Unless an Event of Default shall have occurred and be continuing, the Applicable Agent will have

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no right to take any action which the owner of a Pledged Partnership Interest or Pledged LLC Interest is entitled to take with respect thereto, except the right to receive payments and other distributions to the extent provided herein.

(b) If an Event of Default shall have occurred and be continuing, the Applicable Agent will have the right (but not the obligation), to the extent permitted by law (and, in the case of a Pledged Partnership Interest or Pledged LLC Interest, by the relevant partnership agreement, limited liability company agreement, operating agreement or other governing document), to vote, to give consents, ratifications and waivers and to take any other action with respect to the Pledged Investment Property, the other Pledged Equity Interests (if any) and the Financial Assets underlying the Pledged Security Entitlements, with the same force and effect as if the Applicable Agent were the absolute and sole owner thereof, and each Lien Grantor will take all such action as the Applicable Agent may reasonably request from time to time to give effect to such right.

SECTION 13. Remedies upon Event of Default. (a) If an Event of Default shall have occurred and be continuing, the Agent may exercise (or cause its sub-agents to exercise) any or all of the remedies available to it (or to such sub-agents) under the Security Documents.

(b) Without limiting the generality of the foregoing and subject to the terms of the ABL Intercreditor Agreement with respect to each Type of Common Collateral, if an Event of Default shall have occurred and be continuing, the Agent may exercise on behalf of the Secured Parties all the rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) with respect to any Personal Property Collateral and, in addition, the Agent (with respect to the Collection Account and the Letter of Credit Account) and the Applicable Agent (with respect to any other Collateral Account) may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, withdraw all cash held in such Collateral Account and apply such cash as provided in Section 14 and, if there shall be no such cash or if such cash shall be insufficient to pay all the Secured Obligations in full, sell, lease, license or otherwise dispose of the Collateral or any part thereof. Notice of any such sale or other disposition shall be given to the relevant Lien Grantor(s) as required by Section 16. The foregoing provisions of this subsection shall apply to Real Property Collateral only to the extent permitted by applicable law and the provisions of any applicable Mortgage or other document.

(c) Without limiting the generality of the foregoing, if an Event of Default shall have occurred and be continuing, and subject to the terms of the ABL Intercreditor Agreement with respect to each Type of Common Collateral:

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(i) the Agent may license or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Pledged intellectual property (including any Pledged Recordable Intellectual Property) throughout the world for such term or terms, on such conditions and in such manner as the Agent shall in its sole discretion determine; provided that such licenses or sublicenses do not conflict with any existing license of which the Agent shall have received a copy;

(ii) the Agent may (without assuming any obligation or liability thereunder), at any time and from time to time, in its sole and reasonable discretion, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of any Lien Grantor in, to and under any of its Pledged intellectual property and take or refrain from taking any action under any thereof, and each Lien Grantor releases the Agent and each other Secured Party from liability for, and agrees to hold the Agent and each other Secured Party free and harmless from and against any claims and expenses arising out of, any lawful action so taken or omitted to be taken with respect thereto, except for claims and expenses arising from the Agent’s or such Secured Party’s gross negligence or willful misconduct; and

(iii) upon request by the Agent (which shall not be construed as implying any limitation on its rights or powers), each Lien Grantor will execute and deliver to the Agent a power of attorney, in form and substance satisfactory to the Agent, for the implementation of any sale, lease, license or other disposition of any of such Lien Grantor’s Pledged intellectual property or any action related thereto. In connection with any such disposition, but subject to any confidentiality restrictions imposed on such Lien Grantor in any license or similar agreement, such Lien Grantor will supply to the Agent its know-how and expertise relating to the relevant intellectual property or the products or services made or rendered in connection with such intellectual property, and its customer lists and other records relating to such intellectual property and to the distribution of said products or services.

SECTION 14. Application of Proceeds. (a) If an Event of Default shall have occurred and be continuing, the Agent may apply (i) any cash held in the Collection Account and the Letter of Credit Account and (ii) subject to the terms of the ABL Intercreditor Agreement with respect to each Type of Common Collateral, any amounts held in any other Collateral Account and the proceeds of any sale or other disposition of all or any part of the Collateral, in the following order of priorities:

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first, to pay the expenses of such sale or other disposition, including reasonable compensation to agents of and counsel for the Agent, and all expenses, liabilities and advances incurred or made by the Agent in connection with the Security Documents, and any other amounts then due and payable to the Agent pursuant to Section 15 or pursuant to Section 10.05 of the Credit Agreement;

second, to pay the unpaid principal of the Obligations ratably (or provide for the payment thereof pursuant to Section 14(b)), until payment in full of the principal of all Obligations shall have been made (or so provided for);

third, to pay ratably (i) all interest (including Post-Petition Interest) on the Obligations and (ii) all Fees payable under the Credit Agreement, until payment in full of all such interest and Fees shall have been made;

fourth, to pay all other Secured Obligations ratably (or provide for the payment thereof pursuant to Section 14(b)), until payment in full of all such other Secured Obligations shall have been made (or so provided for);

fifth, to the Authorized Term Collateral Agent to be applied in accordance with Section 2.01 of the Term Intercreditor Agreement; and

finally, to pay to the relevant Lien Grantor, or as a court of competent jurisdiction may direct, any surplus then remaining from the proceeds of the Collateral owned by it;

provided that (i) Collateral owned by a Subsidiary Guarantor and any proceeds thereof shall be applied pursuant to the foregoing clauses only to the extent that the value thereof does not exceed the largest amount that would not render the Transaction Guarantee of such Subsidiary Guarantor subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of applicable law. The Agent may make such distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof.

(b) If at any time any portion of any monies collected or received by the Agent would, but for the provisions of this Section 14(b), be payable pursuant to Section 14(a) in respect of a Contingent Secured Obligation, the Agent shall not apply any monies to pay such Contingent Secured Obligation but instead shall request the holder thereof, at least 10 days before each proposed distribution hereunder, to notify the Agent as to the maximum amount of such Contingent Secured Obligation if then ascertainable (e.g., in the case of a letter of credit, the maximum amount available for subsequent drawings thereunder). If the holder of such Contingent Secured Obligation does not notify the Agent of the maximum

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ascertainable amount thereof at least two Business Days before such distribution, such holder will not be entitled to share in such distribution. If such holder does so notify the Agent as to the maximum ascertainable amount thereof, the Agent will allocate to such holder a portion of the monies to be distributed in such distribution, calculated as if such Contingent Secured Obligation were outstanding in such maximum ascertainable amount. However, the Agent will not apply such portion of such monies to pay such Contingent Secured Obligation, but instead will hold such monies or invest such monies in Permitted Investments. All such monies and Permitted Investments and all proceeds thereof will constitute Collateral hereunder, but will be subject to distribution in accordance with this Section 14(b) rather than Section 14(a). The Agent will hold all such monies and Permitted Investments and the net proceeds thereof in trust until all or part of such Contingent Secured Obligation becomes a Non-Contingent Secured Obligation, whereupon the Agent at the request of the relevant Secured Party will apply the amount so held in trust to pay such Non-Contingent Secured Obligation; provided that, if the other Secured Obligations theretofore paid pursuant to the same clause of Section 14(a) (i.e., clause second or fourth) were not paid in full, the Agent will apply the amount so held in trust to pay the same percentage of such Non-Contingent Secured Obligation as the percentage of such other Secured Obligations theretofore paid pursuant to the same clause of Section 14(a). If (i) the holder of such Contingent Secured Obligation shall advise the Agent that no portion thereof remains in the category of a Contingent Secured Obligation and (ii) the Agent still holds any amount held in trust pursuant to this Section 14(b) in respect of such Contingent Secured Obligation (after paying all amounts payable pursuant to the preceding sentence with respect to any portions thereof that became Non-Contingent Secured Obligations), such remaining amount will be applied by the Agent in the order of priorities set forth in Section 14(a).

(c) In making the payments and allocations required by this Section, the Agent may rely upon information supplied to it pursuant to Section 18(c). All distributions made by the Agent pursuant to this Section shall be final (except in the event of manifest error) and the Agent shall have no duty to inquire as to the application by any Secured Party of any amount distributed to it.

SECTION 15. Fees and Expenses; Indemnification. (a) The Borrower will forthwith upon demand pay to the Agent:

(i) the amount of any taxes that the Agent may have been required to pay by reason of the Transaction Liens or to free any Collateral from any other Lien thereon;

(ii) the amount of any and all reasonable out-of-pocket expenses, including transfer taxes and reasonable fees and expenses of counsel and other experts, that the Agent may incur in connection with (x)

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the administration or enforcement of the Security Documents, including such expenses as are incurred to preserve the value of the Collateral or the validity, perfection, rank or value of any Transaction Lien, (y) the collection, sale or other disposition of any Collateral or (z) the exercise by the Agent of any of its rights or powers under the Security Documents;

(iii) the amount of any fees that the Borrower shall have agreed in writing to pay to the Agent and that shall have become due and payable in accordance with such written agreement; and

(iv) the amount required to indemnify the Agent for, or hold it harmless and defend it against, any loss, liability or expense (including the reasonable fees and expenses of its counsel and any experts or sub-agents appointed by it hereunder) incurred or suffered by the Agent in connection with the Security Documents, except to the extent that such loss, liability or expense arises from the Agent’s gross negligence or willful misconduct or a breach of any duty that the Agent has under this Agreement (after giving effect to Sections 17 and 18).

Any such amount not paid to the Agent on demand will bear interest for each day thereafter until paid at a rate per annum equal to the sum of 2% plus the rate applicable to Base Rate Loans for such day.

(b) If any transfer tax, documentary stamp tax or other tax is payable in connection with any transfer or other transaction provided for in the Security Documents, the Borrower will pay such tax and provide any required tax stamps to the Agent or as otherwise required by law.

SECTION 16. Authority to Administer Collateral. Each Lien Grantor irrevocably appoints the Agent its true and lawful attorney, with full power of substitution, in the name of such Lien Grantor, any Secured Party or otherwise, for the sole use and benefit of the Secured Parties, but at the Borrower’s expense, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default shall have occurred and be continuing, all or any of the following powers with respect to all or any of such Lien Grantor’s Collateral:

(a) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof,

(b) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

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(c) to sell, lease, license or otherwise dispose of the same or the proceeds or avails thereof, as fully and effectually as if the Agent were the absolute owner thereof, and

(d) to extend the time of payment of any or all thereof and to make any allowance or other adjustment with reference thereto;

provided that, except in the case of Personal Property Collateral that is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Agent will give the relevant Lien Grantor at least ten days’ prior written notice of the time and place of any public sale thereof or the time after which any private sale or other intended disposition thereof will be made. Any such notice shall (i) contain the information specified in UCC Section 9-613, (ii) be Authenticated and (iii) be sent to the parties required to be notified pursuant to UCC Section 9-611(c); provided that, if the Agent fails to comply with this sentence in any respect, its liability for such failure shall be limited to the liability (if any) imposed on it as a matter of law under the UCC.

SECTION 17. Limitation on Duty in Respect of Collateral. Beyond the exercise of reasonable care in the custody and preservation thereof, the Agent will have no duty as to any Collateral in its possession or control or in the possession or control of any sub-agent or bailee or any income therefrom or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Agent will be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession or control if such Collateral is accorded treatment substantially equal to that which it accords its own property, and will not be liable or responsible for any loss or damage to any Collateral, or for any diminution in the value thereof, by reason of any act or omission of any sub-agent or bailee selected by the Agent in good faith, except to the extent that such liability arises from the Agent’s gross negligence or willful misconduct.

SECTION 18. General Provisions Concerning the Agent.

(a) The provisions of Article 8 of the Credit Agreement shall inure to the benefit of the Agent, and shall be binding upon all Lien Grantors and all Secured Parties, in connection with this Agreement and the other Security Documents. Without limiting the generality of the foregoing, 1) the Agent shall not be subject to any fiduciary or other implied duties, regardless of whether an Event of Default has occurred and is continuing, 2) the Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Security Documents that the Agent is required in writing to exercise by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 10.09 of the Credit Agreement),

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and 3) except as expressly set forth in the Loan Documents, the Agent shall not have any duty to disclose, and shall not be liable for any failure to disclose, any information relating to any Group Member that is communicated to or obtained by the Agent or any of its Affiliates in any capacity. The Agent shall not be responsible for the existence, genuineness or value of any Collateral or for the validity, perfection, priority or enforceability of any Transaction Lien, whether impaired by operation of law or by reason of any action or omission to act on its part under the Security Documents. The Agent shall be deemed not to have knowledge of any Event of Default unless and until written notice thereof is given to the Agent by a Lien Grantor or a Secured Party.

(b) Sub- Agents and Related Parties. The Agent may perform any of its duties and exercise any of its rights and powers through one or more sub-agents appointed by it. The Agent and any such sub-agent may perform any of its duties and exercise any of its rights and powers through its Related Parties. The exculpatory provisions of Section 17 and this Section shall apply to any such sub-agent and to the Related Parties of the Agent and any such sub-agent.

(c) Information as to Secured Obligations and Actions by Secured Parties. For all purposes of the Security Documents, including determining the amounts of the Secured Obligations and whether a Secured Obligation is a Contingent Secured Obligation or not, or whether any action has been taken under any Secured Agreement, the Agent will be entitled to rely on information from (i) its own records for information as to the Lenders, the Issuing Lender, their Secured Obligations and actions taken by them, (ii) any Secured Party for information as to its Secured Obligations and actions taken by it, to the extent that the Agent has not obtained such information from its own records, and (iii) the Borrower, to the extent that the Agent has not obtained information from the foregoing sources.

(d) Refusal to Act. The Agent may refuse to act on any notice, consent, direction or instruction from any Secured Parties or any agent, trustee or similar representative thereof that, in the Agent’s opinion, (i) is contrary to law or the provisions of any Security Document, (ii) may expose the Agent to liability (unless the Agent shall have been indemnified, to its reasonable satisfaction, for such liability by the Secured Parties that gave such notice, consent, direction or instruction) or (iii) is unduly prejudicial to Secured Parties not joining in such notice, consent, direction or instruction.

SECTION 19. Termination of Transaction Liens; Release of Collateral. (a) The Transaction Liens granted by each Guarantor shall terminate when its Transaction Guarantee terminates in accordance with the Credit Agreement.

29

(b) The Transaction Liens shall terminate when all the Release Conditions are satisfied; provided, that if at any time any payment of a Secured Obligation is rescinded or must be otherwise restored or returned upon the insolvency or receivership of the Borrower or otherwise, the Transaction Liens shall be reinstated.

(c) At any time before the Transaction Liens terminate, the Agent may, at the written request of the Borrower, release any Collateral (but not all or substantially all the Collateral) with the prior written consent of the Required Lenders.

(d) Upon any termination of a Transaction Lien or release of Collateral, the Agent will, at the expense of the relevant Lien Grantor, execute and deliver to such Lien Grantor such documents as such Lien Grantor shall reasonably request to evidence the termination of such Transaction Lien or the release of such Collateral, as the case may be.

SECTION 20. Additional Lien Grantors. Any Subsidiary may become a party hereto by signing and delivering to the Agent a Security Agreement Supplement, whereupon such Subsidiary shall become a “Lien Grantor” as defined herein.

SECTION 21. Notices. Each notice, request or other communication given to any party hereunder shall be given or made in accordance with Section 10.01 of the Credit Agreement.

SECTION 22. No Implied Waivers; Remedies Not Exclusive. No failure by the Agent or any Secured Party to exercise, and no delay in exercising and no course of dealing with respect to, any right or remedy under any Security Document shall operate as a waiver thereof; nor shall any single or partial exercise by the Agent or any Secured Party of any right or remedy under any Loan Document preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies specified in the Loan Documents are cumulative and are not exclusive of any other rights or remedies provided by law.

SECTION 23. Successors and Assigns. This Agreement is for the benefit of the Agent and the Secured Parties. If all or any part of any Secured Party’s interest in any Secured Obligation is assigned or otherwise transferred in a transaction permitted under the Credit Agreement, the transferor’s rights hereunder, to the extent applicable to the obligation so transferred, shall be automatically transferred with such obligation. This Agreement shall be binding on the Lien Grantors and their respective successors and assigns.

30

SECTION 24. Amendments and Waivers. Neither this Agreement nor any provision hereof may be waived, amended, modified or terminated except pursuant to an agreement or agreements in writing entered into by the Agent, with the consent of such Lenders as are required to consent thereto under Section 10.09 of the Credit Agreement. No such waiver, amendment or modification shall (i) be binding upon any Lien Grantor, except with the written consent of the Borrower or (ii) affect the rights of a Secured Party (other than a Lender) hereunder more adversely than it affects the comparable rights of the Lenders hereunder, without the consent of such Secured Party.

SECTION 25. Choice of Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than the State of New York are governed by the laws of such jurisdiction.

SECTION 26. Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 27. Severability. Any provision of any Security Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 28. Credit Agreement. In the event of any conflict or inconsistency between the provisions of the Credit Agreement and this Agreement but subject to Section 30, the provisions of the Credit Agreement shall control.

SECTION 29. Counterparts. This Agreement may be executed in any number of counterparts by the parties hereto on separate counterparts, each of which, when so executed and delivered, shall be deemed an original, but all such

31

counterparts shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopier or electronic image scan transmission (such as a “pdf” file) will be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 30. ABL Intercreditor Agreement. Reference is made to the ABL Intercreditor Agreement Notwithstanding anything herein to the contrary, the lien and security interest granted to the Agent, for the benefit of the Secured Parties, pursuant to this Agreement and the exercise of any right or remedy by the Agent and the other Secured Parties hereunder are subject to the provisions of the ABL Intercreditor Agreement. In the event of any conflict or inconsistency between the provisions of the ABL Intercreditor Agreement and this Agreement, the provisions of the ABL Intercreditor Agreement shall control.

32

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

TOWER AUTOMOTIVE HOLDINGS USA, LLC, as Borrower

By:	/s/ James C. Gouin
	Name:	James C. Gouin
	Title:	Vice President and CFO

JPMORGAN CHASE BANK, N.A., as Agent

By:	/s/ Mary E. Gherty
	Name:	Mary E. Gherty
	Title:	Managing Director

Guarantors:

TOWER AUTOMOTIVE HOLDINGS I, LLC

By:	/s/ James C. Gouin
	Name:	James C. Gouin
	Title:	Vice President and CFO

TOWER AUTOMOTIVE HOLDINGS II(a), LLC

By:	/s/ James C. Gouin
	Name:	James C. Gouin
	Title:	Vice President and CFO

TOWER AUTOMOTIVE HOLDINGS II(b), LLC

By:	/s/ James C. Gouin
	Name:	James C. Gouin
	Title:	Vice President and CFO

TOWER AUTOMOTIVE OPERATIONS USA I, LLC

By:	/s/ James C. Gouin
	Name:	James C. Gouin
	Title:	Vice President and CFO

TOWER AUTOMOTIVE OPERATIONS USA II, LLC

By:	/s/ James C. Gouin
	Name:	James C. Gouin
	Title:	Vice President and CFO

TOWER AUTOMOTIVE OPERATIONS USA III, LLC

By:	/s/ James C. Gouin
	Name:	James C. Gouin
	Title:	Vice President and CFO

TA HOLDINGS FINANCE, INC.

By:	/s/ James C. Gouin
	Name:	James C. Gouin
	Title:	Vice President and CFO

SCHEDULE 1

EQUITY INTERESTS IN SUBSIDIARIES AND AFFILIATES

OWNED BY ORIGINAL LIEN GRANTORS

(as of the Closing Date)

Issuer	Jurisdiction of Organization	Owner of Equity Interest	Percentage Owned	Number of Shares or Units

S-1-1

SCHEDULE 2

INVESTMENT PROPERTY

(other than Equity Interests in Subsidiaries and Affiliates)

OWNED BY ORIGINAL LIEN GRANTORS

(as of the Closing Date)

PART 1 — Securities

Issuer	Jurisdiction of Organization	Owner of Securities	Amount Owned	Type of Security

PART 2 — Securities Accounts

The Original Lien Grantors own Security Entitlements with respect to Financial Assets credited to the following Securities Accounts:

Owner	Securities Intermediary	Account Number

S-2-1

EXHIBIT A

to Security Agreement

SECURITY AGREEMENT SUPPLEMENT

SECURITY AGREEMENT SUPPLEMENT dated as of             ,         , between [NAME OF LIEN GRANTOR] (the “Lien Grantor”) and JPMORGAN CHASE BANK, N.A., as Agent.

WHEREAS, Tower Automotive Holdings USA, LLC, the Guarantors party thereto and JPMorgan Chase Bank, N.A., as Agent, are parties to an Amended and Restated ABL Security Agreement dated as of August 24, 2010 (as heretofore amended and/or supplemented, the “Security Agreement”) under which Tower Automotive Holdings USA, LLC secures certain of its obligations (the “Secured Obligations”) and the Guarantors party thereto secure their respective guarantees of the Secured Obligations;

WHEREAS, [name of Lien Grantor] has executed a Joinder Agreement and become a Guarantor;

WHEREAS, [name of Lien Grantor] desires to become [is] a party to the Security Agreement as a Lien Grantor thereunder;1 and

WHEREAS, terms defined in the Security Agreement (or whose definitions are incorporated by reference in Section 1 of the Security Agreement) and not otherwise defined herein have, as used herein, the respective meanings provided for therein;

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Grant of Transaction Liens. (a) In order to secure [its Transaction Guarantee]2 [the Secured Obligations]3, the Lien Grantor grants to the Agent for the benefit of the Secured Parties a continuing security interest in all the following

[1]	If the Lien Grantor is the Borrower, delete this recital and Section 1 hereof.
[2]	Delete bracketed words if the Lien Grantor is the Borrower.
[3]	Delete bracketed words if the Lien Grantor is a Guarantor.

property of the Lien Grantor, whether now owned or existing or hereafter acquired or arising and regardless of where located (the “New Collateral”):

[describe property being added to the Collateral] 4

(b) With respect to each right to payment or performance included in the Collateral from time to time, the Transaction Lien granted therein includes a continuing security interest in (i) any Supporting Obligation that supports such payment or performance and (ii) any Lien that (x) secures such right to payment or performance or (y) secures any such Supporting Obligation.

(c) The foregoing Transaction Liens are granted as security only and shall not subject the Agent or any other Secured Party to, or transfer or in any way affect or modify, any obligation or liability of the Lien Grantor with respect to any of the New Collateral or any transaction in connection therewith.

2. Delivery of Collateral. Concurrently with delivering this Security Agreement Supplement to the Agent, the Lien Grantor is complying with the provisions of Section 7 of the Security Agreement with respect to Investment Property, in each case if and to the extent included in the New Collateral at such time.

3. Party to Security Agreement. Upon delivering this Security Agreement Supplement to the Agent, the Lien Grantor will become a party to the Security Agreement and will thereafter have all the rights and obligations of a Guarantor and a Lien Grantor thereunder and be bound by all the provisions thereof as fully as if the Lien Grantor were one of the original parties thereto. 5

4. Address of Lien Grantor. The address, facsimile number and e-mail address of the Lien Grantor are:

[address, facsimile number and e-mail address of Lien Grantor]

[4]	If the Lien Grantor is not already a party to the Security Agreement, clauses (i) through (xi) of, and the proviso to, Section 2(a) of the Security Agreement may be appropriate.
[5]	Delete Section 3 if the Lien Grantor is already a party to the Security Agreement.

5. Representations and Warranties. (a) The Lien Grantor is duly organized, validly existing and in good standing under the laws of [jurisdiction of organization].

(b) The Lien Grantor has delivered a Perfection Certificate to the Agent. The information set forth therein is correct and complete as of the date hereof.

(c) The execution and delivery of this Security Agreement Supplement by the Lien Grantor and the performance by it of its obligations under the Security Agreement as supplemented hereby are within its corporate or other powers, have been duly authorized by all necessary corporate or other action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of its organizational documents, or of any agreement, judgment, injunction, order, decree or other instrument binding upon it or result in the creation or imposition of any Lien (except a Transaction Lien) on any of its assets.

(d) The Security Agreement as supplemented hereby constitutes a valid and binding agreement of the Lien Grantor, enforceable in accordance with its terms, except as limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance or other similar laws affecting creditors’ rights generally and (ii) general principles of equity.

(e) Each of the representations and warranties set forth in Sections 3 through 11 of the Security Agreement is true as applied to the Lien Grantor and the New Collateral. For purposes of the foregoing sentence, references in said Sections to a “Lien Grantor” shall be deemed to refer to the Lien Grantor, references to Schedules to the Security Agreement shall be deemed to refer to the corresponding Schedules to this Security Agreement Supplement, references to “Collateral” shall be deemed to refer to the New Collateral, and references to the “Closing Date” shall be deemed to refer to the date on which the Lien Grantor signs and delivers this Security Agreement Supplement.

6. [Compliance with Foreign Law. The Lien Grantor represents that it has taken, and agrees that it will continue to take, all actions required under the laws (including the conflict of laws rules) of its jurisdiction of organization to ensure that the Transaction Liens on the New Collateral rank prior to all Liens and rights of others therein.6]

7. Governing Law. This Security Agreement Supplement shall be construed in accordance with and governed by the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement Supplement to be duly executed by their respective authorized officers as of the day and year first above written.

[NAME OF LIEN GRANTOR]

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Agent

By:
Name:
Title:

[6]	Include Section 6 if the Lien Grantor is organized under the laws of a jurisdiction outside the United States.

Schedule 1

to Security Agreement

Supplement

EQUITY INTERESTS IN SUBSIDIARIES AND AFFILIATES

OWNED BY LIEN GRANTOR

Issuer	Jurisdiction of Organization	Percentage Owned	Number of Shares or Units

Schedule 2

to Security Agreement

Supplement

INVESTMENT PROPERTY

(other than Equity Interests in Subsidiaries and Affiliates)

OWNED BY LIEN GRANTOR

PART 1 — Securities

Issuer	Jurisdiction of Organization	Amount Owned	Type of Security

PART 2 — Securities Accounts

The Lien Grantor owns Security Entitlements with respect to Financial Assets credited to the following Securities Accounts:

Securities Intermediary	Account Number

EXHIBIT B

to Security Agreement

COPYRIGHT SECURITY AGREEMENT

(Copyrights, Copyright Registrations, Copyright

Applications and Copyright Licenses)

WHEREAS, [name of Lien Grantor], a              corporation1 (herein referred to as the “Lien Grantor”) owns, or in the case of licenses is a party to, the Copyright Collateral (as defined below);

WHEREAS, Tower Automotive Holdings USA, LLC (the “Borrower”), Tower Automotive, LLC, Tower Automotive Holdings I, LLC, Tower Automotive Holdings II(a), LLC, Tower Automotive Holdings II(b), LLC, the other guarantors and lenders party thereto, and JPMorgan Chase Bank, N.A., as agent, are parties to a Revolving Credit and Guaranty Agreement dated as of July 31, 2007 (as amended from time to time, the “Credit Agreement”); and

WHEREAS, pursuant to (i) an Amended and Restated ABL Security Agreement dated as of August 24, 2010 (as amended and/or supplemented from time to time, the “Security Agreement”) among the Borrower, the guarantors party thereto and JPMorgan Chase Bank, N.A., as agent for the Secured Parties referred to therein (in such capacity, together with its successors in such capacity, the “Grantee”), and (ii) certain other loan documents (including this Copyright Security Agreement), the Lien Grantor has [secured certain of its obligations (the “Secured Obligations”)]2 [guaranteed certain obligations of the Borrower and secured such guarantee (the “Lien Grantor’s Transaction Guarantee”)]3 by granting to the Grantee for the benefit of such Secured Parties a continuing security interest in personal property of the Lien Grantor, including all right, title and interest of the Lien Grantor in, to and under the Copyright Collateral (as defined below);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lien Grantor grants to the

[1]	Modify as needed if the Lien Grantor is not a corporation.
[2]	Delete these bracketed words if the Lien Grantor is a Guarantor.
[3]	Delete these bracketed words if the Lien Grantor is the Borrower.

Grantee, to secure the [Secured Obligations] [Lien Grantor’s Transaction Guarantee], a continuing security interest in all of the Lien Grantor’s right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the “Copyright Collateral”), whether now owned or existing or hereafter acquired or arising:

(i) each Copyright (as defined in the Security Agreement) owned by the Lien Grantor, including, without limitation, each Copyright registration or application therefor referred to in Schedule 1 hereto;

(ii) each Copyright License (as defined in the Security Agreement) to which the Lien Grantor is a party, including, without limitation, each Copyright License identified in Schedule 1 hereto; and

(iii) all proceeds of, revenues from, and accounts and general intangibles arising out of, the foregoing, including, without limitation, all proceeds of and revenues from any claim by the Lien Grantor against third parties for past, present or future infringement of any Copyright (including, without limitation, any Copyright owned by the Lien Grantor and identified in Schedule 1), and all rights and benefits of the Lien Grantor under any Copyright License (including, without limitation, any Copyright License identified in Schedule 1).

The Lien Grantor irrevocably constitutes and appoints the Grantee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of the Lien Grantor or in the Grantee’s name, from time to time, in the Grantee’s discretion, so long as any Event of Default shall have occurred and be continuing, to take with respect to the Copyright Collateral any and all appropriate action which the Lien Grantor might take with respect to the Copyright Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Copyright Security Agreement and to accomplish the purposes hereof.

Except to the extent expressly permitted in the Security Agreement or the Credit Agreement, the Lien Grantor agrees not to sell, license, exchange, assign or otherwise transfer or dispose of, or grant any rights with respect to, or mortgage or otherwise encumber, any of the Copyright Collateral.

The foregoing security interest is granted in conjunction with the security interests granted by the Lien Grantor to the Grantee pursuant to the Security Agreement. The Lien Grantor acknowledges and affirms that the rights and remedies of the Grantee with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

IN WITNESS WHEREOF, the Lien Grantor has caused this Copyright Security Agreement to be duly executed by its officer thereunto duly authorized as of the      day of             ,     .

[NAME OF LIEN GRANTOR]

By:
Name:
Title:

Acknowledged:

JPMORGAN CHASE BANK, N.A., as Agent

By:
Name:
Title:

STATE OF	)
)ss.:
COUNTY OF	)

I,                                         , a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that                                 ,                          of [NAME OF LIEN GRANTOR] (the “Company”), personally known to me to be the same person whose name is subscribed to the foregoing instrument as such                             , appeared before me this day in person and acknowledged that (s)he signed, executed and delivered the said instrument as her/his own free and voluntary act and as the free and voluntary act of said Company, for the uses and purposes therein set forth being duly authorized so to do.

GIVEN under my hand and Notarial Seal this      day of             ,     .

[Seal]

Signature of notary public
My Commission expires

Schedule 1

to Copyright

Security Agreement

[NAME OF LIEN GRANTOR]

COPYRIGHT REGISTRATIONS

Registration No.	Registration Date	Title	Expiration Date

COPYRIGHT APPLICATIONS

Case No.	Serial No.	Country	Date	Filing Title

COPYRIGHT LICENSES

Name of Agreement	Parties Licensor/Licensee	Date of Agreement	Subject Matter

EXHIBIT C

to Security Agreement

PATENT SECURITY AGREEMENT

(Patents, Patent Applications and Patent Licenses)

WHEREAS, [name of Lien Grantor], a                      corporation1 (herein referred to as the “Lien Grantor”) owns, or in the case of licenses is a party to, the Patent Collateral (as defined below);

WHEREAS, Tower Automotive Holdings USA, LLC (the “Borrower”), Tower Automotive, LLC, Tower Automotive Holdings I, LLC, Tower Automotive Holdings II(a), LLC, Tower Automotive Holdings II(b), LLC, the other guarantors and lenders party thereto, and JPMorgan Chase Bank, N.A., as agent, are parties to a Revolving Credit and Guaranty Agreement dated as of July 31, 2007 (as amended from time to time, the “Credit Agreement”); and

WHEREAS, pursuant to (i) an Amended and Restated ABL Security Agreement dated as of August 24, 2010 (as amended and/or supplemented from time to time, the “Security Agreement”) among the Borrower, the guarantors party thereto and JPMorgan Chase Bank, N.A., as agent for the Secured Parties referred to therein (in such capacity, together with its successors in such capacity, the “Grantee”), and (ii) certain other loan documents (including this Copyright Security Agreement), the Lien Grantor has [secured certain of its obligations (the “Secured Obligations”)]2 [guaranteed certain obligations of the Borrower and secured such guarantee (the “Lien Grantor’s Transaction Guarantee”)]3 by granting to the Grantee for the benefit of such Secured Parties a continuing security interest in personal property of the Lien Grantor, including all right, title and interest of the Lien Grantor in, to and under the Patent Collateral (as defined below);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lien Grantor grants to the Grantee, to secure the [Secured Obligations] [Lien Grantor’s Transaction

[1]	Modify as needed if the Lien Grantor is not a corporation.
[2]	Delete these bracketed words if the Lien Grantor is a Guarantor.
[3]	Delete these bracketed words if the Lien Grantor is the Borrower.

Guarantee], a continuing security interest in all of the Lien Grantor’s right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the “Patent Collateral”), whether now owned or existing or hereafter acquired or arising:

(i) each Patent (as defined in the Security Agreement) owned by the Lien Grantor, including, without limitation, each Patent referred to in Schedule 1 hereto;

(ii) each Patent License (as defined in the Security Agreement) to which the Lien Grantor is a party, including, without limitation, each Patent License identified in Schedule 1 hereto; and

(iii) all proceeds of and revenues from the foregoing, including, without limitation, all proceeds of and revenues from any claim by the Lien Grantor against third parties for past, present or future infringement of any Patent owned by the Lien Grantor (including, without limitation, any Patent identified in Schedule 1 hereto) and all rights and benefits of the Lien Grantor under any Patent License (including, without limitation, any Patent License identified in Schedule 1 hereto).

The Lien Grantor irrevocably constitutes and appoints the Grantee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of the Lien Grantor or in the Grantee’s name, from time to time, in the Grantee’s discretion, so long as any Event of Default shall have occurred and be continuing, to take with respect to the Patent Collateral any and all appropriate action which the Lien Grantor might take with respect to the Patent Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Patent Security Agreement and to accomplish the purposes hereof.

Except to the extent expressly permitted in the Security Agreement or the Credit Agreement, the Lien Grantor agrees not to sell, license, exchange, assign or otherwise transfer or dispose of, or grant any rights with respect to, or mortgage or otherwise encumber, any of the Patent Collateral.

The foregoing security interest is granted in conjunction with the security interests granted by the Lien Grantor to the Grantee pursuant to the Security Agreement. The Lien Grantor acknowledges and affirms that the rights and remedies of the Grantee with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

IN WITNESS WHEREOF, the Lien Grantor has caused this Patent Security Agreement to be duly executed by its officer thereunto duly authorized as of the      day of             ,     .

[NAME OF LIEN GRANTOR]

By:
Name:
Title:

Acknowledged:

JPMORGAN CHASE BANK, N.A., as Agent

By:
Name:
Title:

STATE OF	)
)ss.:
COUNTY OF	)

I,                                         , a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that                                 ,                          of [NAME OF LIEN GRANTOR] (the “Company”), personally known to me to be the same person whose name is subscribed to the foregoing instrument as such                             , appeared before me this day in person and acknowledged that (s)he signed, executed and delivered the said instrument as her/his own free and voluntary act and as the free and voluntary act of said Company, for the uses and purposes therein set forth being duly authorized so to do.

GIVEN under my hand and Notarial Seal this      day of             ,     .

[Seal]

Signature of notary public
My Commission expires

Schedule 1

to Patent

Security Agreement

[NAME OF LIEN GRANTOR]

PATENTS AND DESIGN PATENTS

Patent No.	Issued	Expiration	Country	Title

PATENT APPLICATIONS

Case No.	Serial No.	Country	Date	Filing Title

PATENT LICENSES

Name of Agreement	Parties Licensor/Licensee	Date of Agreement	Subject Matter

EXHIBIT D

to Security Agreement

TRADEMARK SECURITY AGREEMENT

(Trademarks, Trademark Registrations, Trademark

Applications and Trademark Licenses)

WHEREAS, [name of Lien Grantor], a                      corporation1 (herein referred to as the “Lien Grantor”) owns, or in the case of licenses is a party to, the Trademark Collateral (as defined below);

WHEREAS, Tower Automotive Holdings USA, LLC (the “Borrower”), Tower Automotive, LLC, Tower Automotive Holdings I, LLC, Tower Automotive Holdings II(a), LLC, Tower Automotive Holdings II(b), LLC, the other guarantors and lenders party thereto, and JPMorgan Chase Bank, N.A., as agent, are parties to a Revolving Credit and Guaranty Agreement dated as of July 31, 2007 (as amended from time to time, the “Credit Agreement”); and

WHEREAS, pursuant to (i) an Amended and Restated ABL Security Agreement dated as of August 24, 2010 (as amended and/or supplemented from time to time, the “Security Agreement”) among the Borrower, the guarantors party thereto and JPMorgan Chase Bank, N.A., as agent for the Secured Parties referred to therein (in such capacity, together with its successors in such capacity, the “Grantee”), and (ii) certain other loan documents (including this Trademark Security Agreement), the Lien Grantor has [secured certain of its obligations (the “Secured Obligations”)]2 [guaranteed certain obligations of the Borrower and secured such guarantee (the “Lien Grantor’s Transaction Guarantee”)]3 by granting to the Grantee for the benefit of such Secured Parties a continuing security interest in personal property of the Lien Grantor, including all right, title and interest of the Lien Grantor in, to and under the Trademark Collateral (as defined below);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lien Grantor grants to the

[1]	Modify as needed if the Lien Grantor is not a corporation.
[2]	Delete these bracketed words if the Lien Grantor is a Guarantor.
[3]	Delete these bracketed words if the Lien Grantor is the Borrower.

Grantee, to secure the [Secured Obligations] [Lien Grantor’s Transaction Guarantee], a continuing security interest in all of the Lien Grantor’s right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the “Trademark Collateral”), whether now owned or existing or hereafter acquired or arising:

(i) each Trademark (as defined in the Security Agreement) owned by the Lien Grantor, including, without limitation, each Trademark registration and application referred to in Schedule 1 hereto, and all of the goodwill of the business connected with the use of, or symbolized by, each Trademark (provided that no security interest shall be granted in the United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law);

(ii) each Trademark License (as defined in the Security Agreement) to which the Lien Grantor is a party, including, without limitation, each Trademark License identified in Schedule 1 hereto, and all of the goodwill of the business connected with the use of, or symbolized by, each Trademark licensed pursuant thereto; and

(iii) all proceeds of and revenues from the foregoing, including, without limitation, all proceeds of and revenues from any claim by the Lien Grantor against third parties for past, present or future unfair competition with, or violation of intellectual property rights in connection with or injury to, or infringement or dilution of, any Trademark owned by the Lien Grantor (including, without limitation, any Trademark identified in Schedule 1 hereto), and all rights and benefits of the Lien Grantor under any Trademark License (including, without limitation, any Trademark License identified in Schedule 1 hereto), or for injury to the goodwill associated with any of the foregoing.

The Lien Grantor irrevocably constitutes and appoints the Grantee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of the Lien Grantor or in the Grantee’s name, from time to time, in the Grantee’s discretion, so long as any Event of Default shall have occurred and be continuing, to take with respect to the Trademark Collateral any and all appropriate action which the Lien Grantor might take with respect to the Trademark Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Trademark Security Agreement and to accomplish the purposes hereof.

Except to the extent expressly permitted in the Security Agreement or the Credit Agreement, the Lien Grantor agrees not to sell, license, exchange, assign or otherwise transfer or dispose of, or grant any rights with respect to, or mortgage or otherwise encumber, any of the Trademark Collateral.

The foregoing security interest is granted in conjunction with the security interests granted by the Lien Grantor to the Grantee pursuant to the Security Agreement. The Lien Grantor acknowledges and affirms that the rights and remedies of the Grantee with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

IN WITNESS WHEREOF, the Lien Grantor has caused this Trademark Security Agreement to be duly executed by its officer thereunto duly authorized as of the      day of             ,     .

[NAME OF LIEN GRANTOR]

By:
Name:
Title:

Acknowledged:

JPMORGAN CHASE BANK, N.A., as Agent

By:
Name:
Title:

STATE OF	)
) ss.:
COUNTY OF	)

I,                                         , a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that                                 ,                          of [NAME OF LIEN GRANTOR] (the “Company”), personally known to me to be the same person whose name is subscribed to the foregoing instrument as such                             , appeared before me this day in person and acknowledged that (s)he signed, executed and delivered the said instrument as her/his own free and voluntary act and as the free and voluntary act of said Company, for the uses and purposes therein set forth being duly authorized so to do.

GIVEN under my hand and Notarial Seal this      day of             ,     .

[Seal]

Signature of notary public
My Commission expires

Schedule 1

to Trademark

Security Agreement

[NAME OF LIEN GRANTOR]

U.S. TRADEMARK REGISTRATIONS

TRADEMARK	REG. NO.	REG. DATE

U.S. TRADEMARK APPLICATIONS

TRADEMARK	REG. NO.	REG. DATE

TRADEMARK LICENSES

Name of Agreement	Parties Licensor/Licensee	Date of Agreement	Subject Matter

EXHIBIT E

to Security Agreement

PERFECTION CERTIFICATE

The undersigned is a duly authorized officer of [NAME OF LIEN GRANTOR] (the “Lien Grantor”). With reference to the Amended and Restated ABL Security Agreement dated as of August 24, 2010 among Tower Automotive Holdings USA, LLC, the other Lien Grantors party thereto and JPMorgan Chase Bank, N.A., as Agent (terms defined therein being used herein as therein defined), the undersigned certifies to the Agent and each other Secured Party as follows:

A. Information Required for Filings and Searches for Prior Filings.2

1. Jurisdiction of Organization. The Lien Grantor is a [corporation]3 organized under the laws of                     .

2. Name. The exact [corporate] name of the Lien Grantor as it appears in its [certificate of incorporation] is as follows:

3. Prior Names; Predecessors. (a) Set forth below is each other [corporate] name that the Lien Grantor has had since its organization, together with the date of the relevant change:

(b) Except as set forth in Schedule      hereto, the Lien Grantor has not changed its corporate structure4 in any way within the past five years.

(c) None of the Lien Grantor’s Collateral was acquired from another Person within the past five years, except

(i) property sold to the Lien Grantor by another Person in the ordinary course of such other Person’s business;

(ii) property with respect to which the Transaction Liens are to be perfected by taking possession or control thereof;

(iii) property acquired in transactions described in Schedule      hereto; and

E-1

(iv) other property having an aggregate fair market value not exceeding $            .

4. Organizational ID Number. Set forth below is the Organizational Identification Number, if any, issued by the jurisdiction of organization of the Lien Grantor.

5. Taxpayer ID Number. Set forth below is the Federal Taxpayer Identification Number of the Lien Grantor: [only necessary for filing in North Dakota and South Dakota.]

6. Chief Executive Office. The chief executive office of the Lien Grantor (or its place of business if there is only one) is located at the address set forth below:

Mailing Address	County	State

B. Search Reports.

Attached hereto as Schedule      is a true copy of a file search report from the central UCC filing office in each jurisdiction identified in Part A–4 above with respect to each name set forth in Part A–2 and Part A–3 above (searches in local filing offices, if any, are not required). Attached hereto as Schedule      is a true copy of each financing statement or other filing identified in such file search reports.

C. Absence of Certain Property.

The Lien Grantor does not own any assets of material value which constitute commercial tort claims, farm products, electronic chattel paper, letter-of-credit rights which are not supporting obligations or as-extracted collateral, as each of the foregoing terms is defined in the UCC.

IN WITNESS WHEREOF, I have hereunto set my hand this      day of             ,     .

Name:
Title:

E-2

EXHIBIT F

to Security Agreement

ISSUER CONTROL AGREEMENT

ISSUER CONTROL AGREEMENT dated as of             ,          among                          (the “Lien Grantor”), JPMORGAN CHASE BANK, N.A., as Agent (the “Secured Party”), and                  (the “Issuer”). All references herein to the “UCC” refer to the Uniform Commercial Code as in effect from time to time in [Issuer’s jurisdiction of incorporation].

W I T N E S S E T H :

WHEREAS, the Lien Grantor is the registered holder of [specify Pledged Uncertificated Securities issued by the Issuer] issued by the Issuer (the “Securities”);

WHEREAS, pursuant to (i) an Amended and Restated ABL Security Agreement (as from time to time amended, restated, supplemented or otherwise modified, the “ABL Security Agreement”), dated as of August 24, 2010, among Tower Automotive Holdings USA, LLC, as borrower (the “Borrower”), the guarantors party thereto including the Lien Grantor (the “Subsidiary Guarantors”) and JPMorgan Chase Bank, N.A., acting as agent on behalf of the Secured Parties referred to therein (in such capacity, the “Agent”), (ii) an Amended and Restated First Lien Term Loan Security Agreement (as from time to time amended, restated, supplemented or otherwise modified, the “First Lien Term Loan Security Agreement”), dated as of August 24, 2010, among the Borrower, the Subsidiary Guarantors and JPMorgan Chase Bank, N.A., acting as agent on behalf of the Secured Parties referred to therein (in such capacity, the “First Lien Term Loan Agent” and (iii) and a Notes Security Agreement (as from time to time amended, restated, supplemented or otherwise modified, the “Notes Security Agreement” and, together with the ABL Security Agreement and the First Lien Term Loan Security Agreement, the “Security Agreements”), dated as of August 24, 2010, among the Tower Automotive Holdings USA, LLC and TA Holdings Finance, Inc. (collectively, the “Issuers”), the Subsidiary Guarantors party thereto and Wilmington Trust FSB, acting as collateral agent on behalf of the Secured Parties referred to therein (in such capacity, the “Notes Agent”, together with the Agent and the First Lien Term Loan Agent, the “Agents”), the Lien Grantor has granted to the Agents, for the benefit of the Secured Parties (as defined in each of the Security Agreements), a continuing security interest (the “Transaction Lien”) in all right, title and interest of the Lien

Grantor in, to and under the Securities, whether now existing or hereafter arising; and

WHEREAS, the Agents, the Borrower and certain other parties are parties to an Amended and Restated Intercreditor Agreement, dated as of August 24, 2010 and a Term Intercreditor Agreement, dated as of August 24, 2010, pursuant to which the Notes Agent, in its capacity as Authorized Term Collateral Agent (as defined in the Term Intercreditor Agreement) is to enter into this Agreement for the benefit of the Secured Parties (as defined in each of the Security Agreements) in order to perfect the Transaction Lien on the Securities;

NOW, THEREFORE, the parties hereto agree as follows:

Section 1. Nature of Securities. The Issuer confirms that (i) the Securities are “uncertificated securities” (as defined in Section 8-102 of the UCC) and (ii) the Lien Grantor is registered on the books of the Issuer as the registered holder of the Securities.

Section 2. Instructions. The Issuer agrees to comply with any “instruction” (as defined in Section 8-102 of the UCC) originated by the Secured Party and relating to the Securities without further consent by the Lien Grantor or any other person. The Lien Grantor consents to the foregoing agreement by the Issuer.

Section 3. Waiver of Lien; Waiver of Set-off. The Issuer waives any security interest, lien or right of set-off that it may now have or hereafter acquire in or with respect to the Securities. The Issuer’s obligations in respect of the Securities will not be subject to deduction, set-off or any other right in favor of any person other than the Secured Party.

Section 4. Choice of Law. This Agreement shall be governed by the laws of [Issuer’s jurisdiction of incorporation].

Section 5. Conflict with Other Agreements. There is no agreement (except this Agreement) between the Issuer and the Lien Grantor with respect to the Securities [except for [identify any existing other agreements] (the “Existing Other Agreements”)]. In the event of any conflict between this Agreement (or any portion hereof) and any other agreement [(including any Existing Other Agreement)] between the Issuer and the Lien Grantor with respect to the Securities, whether now existing or hereafter entered into, the terms of this Agreement shall prevail.

Section 6. Amendments. No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all the parties hereto.

Section 7. Notice of Adverse Claims. Except for the claims and interests of the Secured Party and the Lien Grantor in the Securities, the Issuer does not know of any claim to, or interest in, the Securities. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, attachment, execution or similar process) against the Securities, the Issuer will promptly notify the Secured Party and the Lien Grantor thereof.

Section 8. Maintenance of Securities. In addition to, and not in lieu of, the obligation of the Issuer to honor instructions as agreed in Section 2 hereof, the Issuer agrees as follows:

(i) Lien Grantor Instructions; Notice of Exclusive Control. So long as the Issuer has not received a Notice of Exclusive Control (as defined below), the Issuer may comply with instructions of the Lien Grantor or any duly authorized agent of the Lien Grantor in respect of the Securities. After the Issuer receives a written notice from the Secured Party that it is exercising exclusive control over the Securities (a “Notice of Exclusive Control”), the Issuer will cease complying with instructions of the Lien Grantor or any of its agents.

(ii) Non-Cash Dividends and Distributions. The Issuer shall deliver to the Secured Party all dividends, interest and other distributions paid or made upon or with respect to the Securities.

(iii) Voting Rights. Until the Issuer receives a Notice of Exclusive Control, the Lien Grantor shall be entitled to direct the Issuer with respect to voting the Securities.

(iv) Statements and Confirmations. The Issuer will promptly send copies of all statements and other correspondence concerning the Securities simultaneously to each of the Lien Grantor and the Secured Party at their respective addresses specified in Section 11 hereof.

(v) Tax Reporting. All items of income, gain, expense and loss recognized in respect of the Securities shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Lien Grantor.

Section 9. Representations, Warranties and Covenants of the Issuer. The Issuer makes the following representations, warranties and covenants:

(i) This Agreement is a valid and binding agreement of the Issuer enforceable in accordance with its terms.

(ii) The Issuer has not entered into, and until the termination of this Agreement will not enter into, any agreement with any other person relating to the Securities pursuant to which it has agreed, or will agree, to comply with instructions (as defined in Section 8-102 of the UCC) of such person. The Issuer has not entered into any other agreement with the Lien Grantor or the Secured Party purporting to limit or condition the obligation of the Issuer to comply with instructions as agreed in Section 2 hereof.

Section 10. Successors. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 11. Notices. Each notice, request or other communication given to any party hereunder shall be in writing (which term includes facsimile or other electronic transmission) and shall be effective (i) when delivered to such party at its address specified below, (ii) when sent to such party by facsimile or other electronic transmission, addressed to it at its facsimile number or electronic address specified below, and such party sends back an electronic confirmation of receipt or (iii) ten days after being sent to such party by certified or registered United States mail, addressed to it at its address specified below, with first class or airmail postage prepaid:

Lien Grantor:

Secured Party:

Issuer:

Any party may change its address, facsimile number and/or e-mail address for purposes of this Section by giving notice of such change to the other parties in the manner specified above.

Section 12. Termination. The rights and powers granted herein to the Secured Party (i) have been granted in order to perfect the Transaction Lien, (ii) are powers coupled with an interest and (iii) will not be affected by any bankruptcy of the Lien Grantor or any lapse of time. The obligations of the Issuer hereunder shall continue in effect until the Secured Party has notified the Issuer in writing that the Transaction Lien has been terminated pursuant to the Security Agreement.

Section 13. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

[NAME OF LIEN GRANTOR]

By:
Name:
Title:

WILMINGTON TRUST FSB as Authorized Term Collateral Agent

By:
Name:
Title:

[NAME OF ISSUER]

By:
Name:
Title:

Exhibit A

[Letterhead of Secured Party]

[Date]

[Name and Address of Issuer]

Attention:

Re:	Notice of Exclusive Control

Ladies and Gentlemen:

As referenced in the Issuer Control Agreement dated as of             ,              among [name of Lien Grantor], us and you (a copy of which is attached), we notify you that we will hereafter exercise exclusive control over [specify Pledged Uncertificated Securities] registered in the name of [name of Lien Grantor] (the “Securities”). You are instructed not to accept any directions or instructions with respect to the Securities from any person other than the undersigned unless otherwise ordered by a court of competent jurisdiction.

You are instructed to deliver a copy of this notice by facsimile transmission to [name of Lien Grantor].

Very truly yours,

WILMINGTON TRUST FSB as Authorized Term Collateral Agent

By:
Name:
Title:

cc: [name of Lien Grantor]

EXHIBIT G

to Security Agreement

SECURITIES ACCOUNT CONTROL AGREEMENT

SECURITIES ACCOUNT CONTROL AGREEMENT dated as of             ,              among                      (the “Lien Grantor”), JPMORGAN CHASE BANK, N.A., as Agent (the “Secured Party”), and                      (the “Securities Intermediary”). All references herein to the “UCC” refer to the Uniform Commercial Code as in effect from time to time in the State of New York. Terms defined in the UCC have the same meanings when used herein.

W I T N E S S E T H :

WHEREAS, the Lien Grantor is the entitlement holder with respect to the Account (as defined below);

WHEREAS, pursuant to (i) an Amended and Restated ABL Security Agreement (as from time to time amended, restated, supplemented or otherwise modified, the “ABL Security Agreement”), dated as of August 24, 2010, among Tower Automotive Holdings USA, LLC, as borrower (the “Borrower”), the guarantors party thereto including the Lien Grantor (the “Subsidiary Guarantors”) and JPMorgan Chase Bank, N.A., acting as agent on behalf of the Secured Parties referred to therein (in such capacity, the “Agent”), (ii) an Amended and Restated First Lien Term Loan Security Agreement (as from time to time amended, restated, supplemented or otherwise modified, the “First Lien Term Loan Security Agreement”), dated as of August 24, 2010, among the Borrower, the Subsidiary Guarantors and JPMorgan Chase Bank, N.A., acting as agent on behalf of the Secured Parties referred to therein (in such capacity, the “First Lien Term Loan Agent” and (iii) and a Notes Security Agreement (as from time to time amended, restated, supplemented or otherwise modified, the “Notes Security Agreement” and, together with the ABL Security Agreement and the First Lien Term Loan Security Agreement, the “Security Agreements”), dated as of August 24, 2010, among the Tower Automotive Holdings USA, LLC and TA Holdings Finance, Inc. (collectively, the “Issuers”), the Subsidiary Guarantors party thereto and Wilmington Trust FSB, acting as collateral agent on behalf of the Secured Parties referred to therein (in such capacity, the “Notes Agent”, together with the Agent and the First Lien Term Loan Agent, the “Agents”), the Lien Grantor has granted to the Agents, for the benefit of the Secured Parties (as defined in each of the Security Agreements), a continuing security interest (the “Transaction Lien”) in all right, title and interest of the Lien Grantor in, to and under the Account, all financial assets credited thereto and all security entitlements in respect thereof, whether now owned or existing or hereafter acquired or arising; and

WHEREAS, the Agents, the Borrower and certain other parties are parties to an Amended and Restated Intercreditor Agreement, dated as of August 24, 2010 and a Term Intercreditor Agreement, dated as of August 24, 2010, pursuant to which the Notes Agent, in its capacity as Authorized Term Collateral Agent (as defined in the Term Intercreditor Agreement) is to enter into this Agreement for the benefit of the Secured Parties (as defined in each of the Security Agreements) in order to perfect the Transaction Lien on the Account, all financial assets from time to time credited thereto and all security entitlements in respect thereof;

NOW, THEREFORE, the parties hereto agree as follows:

Section 1. Establishment of Account. The Securities Intermediary confirms that:

(i) the Securities Intermediary has established account number [identify account number] in the name of “[name of Lien Grantor]” (such account and any successor account, the “Account”),

(ii) the Account is a “securities account” as defined in Section 8-501 of the UCC,

(iii) the Securities Intermediary is acting as a “securities intermediary” (as defined in Section 8-102 of the UCC) in respect of the Account,

(iv) the Securities Intermediary shall, subject to the terms of this Agreement, treat the Lien Grantor as entitled to exercise the rights that comprise all financial assets from time to time credited to the Account,

(v) all property delivered to the Securities Intermediary by or on behalf of the Lien Grantor will be promptly credited to the Account, and

(vi) all financial assets (except cash) credited to the Account will be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any financial asset credited to the Account be registered in the name of the Lien Grantor, payable to the order of the Lien Grantor or specially indorsed to the Lien Grantor unless such financial asset has been further indorsed to the Securities Intermediary or in blank.

Section 2. “Financial Assets” Election. The parties hereto agree that each item of property (whether investment property, financial asset, security, instrument, cash or other property) credited to the Account shall be treated as a “financial asset” within the meaning of Sections 8-102(a)(9) and 8-103 of the UCC.

Section 3. Entitlement Orders. The Securities Intermediary agrees to comply with any “entitlement order” (as defined in Section 8-102 of the UCC) originated by the Secured Party and relating to the Account or any financial asset credited thereto without further consent by the Lien Grantor or any other person. The Lien Grantor consents to the foregoing agreement by the Securities Intermediary.

Section 4. Waiver of Lien; Waiver of Set-off. The Securities Intermediary waives any security interest, lien or right to make deductions or setoffs that it may now have or hereafter acquire in or with respect to the Account, any financial asset credited thereto or any security entitlement in respect thereof. Neither the financial assets credited to the Account nor the security entitlements in respect thereof will be subject to deduction, set-off, banker’s lien, or any other right in favor of any person other than the Secured Party [(except that the Securities Intermediary may set off (i) all amounts due to it in respect of its customary fees and expenses for the routine maintenance and operation of the Account and (ii) the face amount of any checks that have been credited to the Account but are subsequently returned unpaid because of uncollected or insufficient funds)].

Section 5. Choice of Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York]. The State of New York shall be deemed to be the Securities Intermediary’s jurisdiction for purposes of the UCC (including, without limitation, Section 8-110 thereof).

Section 6. Conflict with Other Agreements. There is no agreement (except this Agreement) between the Securities Intermediary and the Lien Grantor with respect to the Account [except for [identify any existing other agreements] (the “Existing Other Agreements”)]. In the event of any conflict between this Agreement (or any portion hereof) and any other agreement [(including any Existing Other Agreement)] between the Securities Intermediary and the Lien Grantor with respect to the Account, whether now existing or hereafter entered into, the terms of this Agreement shall prevail. [If any Existing Other Agreement does not specify that it is governed by the laws of [the jurisdiction specified in Section 5], such Existing Other Agreement is hereby amended to specify that it is governed by the laws of [the jurisdiction specified in Section 5].

Section 7. Amendments. No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all the parties hereto.

Section 8. Notice of Adverse Claims. Except for the claims and interests of the Secured Party and the Lien Grantor, the Securities Intermediary does not know of any claim to, or interest in, the Account, any financial asset credited thereto or any security entitlement in respect thereof. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, attachment, execution or similar process) against the Account, any financial asset credited thereto or any security entitlement in respect thereof, the Securities Intermediary will promptly notify the Secured Party and the Lien Grantor thereof.

Section 9. Maintenance of Account. In addition to, and not in lieu of, the obligation of the Securities Intermediary to honor entitlement orders as agreed in Section 3 hereof, the Securities Intermediary agrees to maintain the Account as follows:

(i) Lien Grantor Entitlement Orders; Notice of Exclusive Control. So long as the Securities Intermediary has not received a Notice of Exclusive Control (as defined below), the Securities Intermediary may, subject to paragraph (iii) below, comply with entitlement orders of the Lien Grantor or any duly authorized agent of the Lien Grantor in respect of the Account and any or all financial assets credited thereto. After the Securities Intermediary receives a written notice from the Secured Party that is exercising exclusive control over the Account (a “Notice of Exclusive Control”), the Securities Intermediary will cease complying with entitlement orders of the Lien Grantor or any of its agents.

(ii) Voting Rights. Until the Securities Intermediary receives a Notice of Exclusive Control, the Lien Grantor shall be entitled to direct the Securities Intermediary with respect to the voting of any financial assets credited to the Account.

(iii) Permitted Investments. Until the Securities Intermediary receives a Notice of Exclusive Control, the Lien Grantor shall be entitled to direct the Securities Intermediary with respect to the selection of investments to be made and credited to the Account.

(iv) Statements and Confirmations. The Securities Intermediary will promptly send copies of all statements, confirmations and other correspondence concerning the Account and/or any financial assets credited thereto simultaneously to each of the Lien Grantor and the Secured Party at their respective addresses specified in Section 12 hereof.

(v) Tax Reporting. All items of income, gain, expense and loss recognized in the Account or in respect of any financial assets credited thereto shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Lien Grantor.

Section 10. Representations, Warranties and Covenants of the Securities Intermediary. The Securities Intermediary makes the following representations, warranties and covenants:

(i) The Account has been established as set forth in Section 1 above and will be maintained in the manner set forth herein until this Agreement is terminated. The Securities Intermediary will not change the name or account number of the Account without the prior written consent of the Secured Party.

(ii) No financial asset credited to the Account is or will be registered in the name of the Lien Grantor, payable to the order of the Lien Grantor, or specially indorsed to the Lien Grantor, unless such financial asset has been further indorsed by the Lien Grantor to the Securities Intermediary or in blank.

(iii) This Agreement is a valid and binding agreement of the Securities Intermediary enforceable in accordance with its terms.

(iv) The Securities Intermediary has not entered into, and until the termination of this Agreement will not enter into, any agreement with any person (other than the Secured Party) relating to the Account and/or any financial asset credited thereto pursuant to which it has agreed, or will agree, to comply with entitlement orders of such person. The Securities Intermediary has not entered into any other agreement with the Lien Grantor or the Secured Party purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as agreed in Section 3 hereof.

Section 11. Successors. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 12. Notices. Each notice, request or other communication given to any party hereunder shall be in writing (which term includes facsimile or other electronic transmission) and shall be effective (i) when delivered to such party at its address specified below, (ii) when sent to such party by facsimile or other electronic transmission, addressed to it at its facsimile number or electronic address specified below, and such party sends back an electronic confirmation of receipt or (iii) ten days after being sent to such party by certified or registered United States mail, addressed to it at its address specified below, with first class or airmail postage prepaid:

Lien Grantor:

Secured Party:

Securities Intermediary:

Any party may change its address, facsimile number and/or e-mail address for purposes of this Section by giving notice of such change to the other parties in the manner specified above.

Section 13. Termination. The rights and powers granted herein to the Secured Party (i) have been granted in order to perfect the Transaction Lien, (ii) are powers coupled with an interest and (iii) will not be affected by any bankruptcy of the Lien Grantor or any lapse of time. The obligations of the Securities Intermediary hereunder shall continue in effect until the Secured Party has notified the Securities Intermediary in writing that the Transaction Lien has been terminated pursuant to the terms of the Security Agreement.

[NAME OF LIEN GRANTOR]

By:
Name:
Title:

WILMINGTON TRUST FSB as Authorized Term Collateral Agent

By:
Name:
Title:

[NAME OF SECURITIES INTERMEDIARY]

By:
Name:
Title:

Exhibit A

[Letterhead of Secured Party]

[Date]

[Name and Address of Securities Intermediary]

Attention:

Re:	Notice of Exclusive Control

Ladies and Gentlemen:

As referenced in the Securities Account Control Agreement dated as of             ,              among [name of Lien Grantor], us and you (a copy of which is attached), we notify you that we will hereafter exercise exclusive control over securities account number              (the “Account”), all financial assets from time to time credited thereto and all security entitlements in respect thereof. You are instructed not to accept any directions, instructions or entitlement orders with respect to the Account or the financial assets credited thereto from any person other than the undersigned unless otherwise ordered by a court of competent jurisdiction.

You are instructed to deliver a copy of this notice by facsimile transmission to [name of Lien Grantor].

Very truly yours,

WILMINGTON TRUST FSB as Authorized Term Collateral Agent

By:
Name:
Title:

cc: [name of Lien Grantor]

EXHIBIT H

to Security Agreement

DEPOSIT ACCOUNT CONTROL AGREEMENT

DEPOSIT ACCOUNT CONTROL AGREEMENT dated as of             ,              among                      (the “Lien Grantor”), JPMORGAN CHASE BANK, N.A., as Agent (the “Secured Party”), and                      (the “Bank”). All references herein to the “UCC” refer to the Uniform Commercial Code as in effect from time to time in the State of New York. Terms defined in the UCC have the same meanings when used herein.

W I T N E S S E T H :

WHEREAS, the Lien Grantor is the Bank’s customer (as defined in Section 4-104(1)(e) of the UCC) with respect to the Account (as defined below);

WHEREAS, pursuant to (i) an Amended and Restated ABL Security Agreement (as from time to time amended, restated, supplemented or otherwise modified, the “ABL Security Agreement”), dated as of August 24, 2010, among Tower Automotive Holdings USA, LLC, as borrower (the “Borrower”), the guarantors party thereto including the Lien Grantor (the “Subsidiary Guarantors”) and JPMorgan Chase Bank, N.A., acting as agent on behalf of the Secured Parties referred to therein (in such capacity, the “Agent”), (ii) an Amended and Restated First Lien Term Loan Security Agreement (as from time to time amended, restated, supplemented or otherwise modified, the “First Lien Term Loan Security Agreement”), dated as of August 24, 2010, among the Borrower, the Subsidiary Guarantors and JPMorgan Chase Bank, N.A., acting as agent on behalf of the Secured Parties referred to therein (in such capacity, the “First Lien Term Loan Agent” and (iii) and a Notes Security Agreement (as from time to time amended, restated, supplemented or otherwise modified, the “Notes Security Agreement” and, together with the ABL Security Agreement and the First Lien Term Loan Security Agreement, the “Security Agreements”), dated as of August 24, 2010, among the Tower Automotive Holdings USA, LLC and TA Holdings Finance, Inc. (collectively, the “Issuers”), the Subsidiary Guarantors party thereto and Wilmington Trust FSB, acting as collateral agent on behalf of the Secured Parties referred to therein (in such capacity, the “Notes Agent”, together with the Agent and the First Lien Term Loan Agent, the “Agents”), the Lien Grantor has granted to the Agents, for the benefit of the

Secured Parties (as defined in each of the Security Agreements), a continuing security interest (the “Transaction Lien”) in all right, title and interest of the Lien Grantor in, to and under the Account; and

WHEREAS, the Agents, the Borrower and certain other parties are parties to an Amended and Restated Intercreditor Agreement, dated as of August 24, 2010 and a Term Intercreditor Agreement, dated as of August 24, 2010, pursuant to which the Agent is to enter into this Agreement for the benefit of the Secured Parties (as defined in each of the Security Agreements) in order to perfect the Transaction Lien on the Account and any and all funds or deposits from time to time held therein or credited thereto, whether now owned or existing or hereafter acquired or arising;

NOW, THEREFORE, the parties hereto agree as follows:

Section 1. Establishment of Account. The Bank confirms that:

(i) the Bank has established account number [identify account number] in the name of “[name of Lien Grantor]” (such account and any successor account, the “Account”);

(ii) the Account is a “deposit account” as defined in Section 9-102(a)(29) of the UCC; and

(iii) the Bank is a “bank” (as defined in section 9-102 of the UCC) and is acting in such capacity in respect of the Account.

Section 2. Instructions. The Lien Grantor, the Secured Party and the Bank agree that the Bank will comply with (i) any instruction originated by the Secured Party directing disposition of funds in the Account and (ii) any other instruction from the Secured Party in respect of the Account, in each case without further consent by the Lien Grantor or any other person.

Section 3. Waiver of Lien; Waiver of Set-off. The Bank waives any security interest, lien or right to make deductions or setoffs that it may now have or hereafter acquire in or with respect to the Account or any or all funds or deposits from time to time held therein or credited thereto. No amounts credited to the Account will be subject to deduction, set-off, banker’s lien, or any other right in favor of any person other than the Secured Party [(except that the Bank may set off (i) all amounts due to it in respect of its customary fees and expenses for the routine maintenance and operation of the Account and (ii) the face amount of any checks that have been credited to the Account but are subsequently returned unpaid because of uncollected or insufficient funds)].

Section 4. Choice of Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York. [The State of New York] shall be deemed to be the bank’s jurisdiction (as defined in Section 9-304 of the UCC) with respect to the Account.

Section 5. Conflict with Other Agreements. There is no agreement (except this Agreement) between the Bank and the Lien Grantor with respect to the Account [except for [identify any existing other agreements] (the “Existing Other Agreements”)]. In the event of any conflict between this Agreement (or any portion hereof) and any other agreement [(including any Existing Other Agreement)] between the Bank and the Lien Grantor with respect to the Account or any or all funds or deposits from time to time held therein or credited thereto, whether now existing or hereafter entered into, the terms of this Agreement shall prevail. If any Existing Other Agreement does not specify that it is governed by the laws of the jurisdiction specified in Section 5, such Existing Other Agreement is hereby amended to specify that it is governed by the laws of the jurisdiction specified in Section 5.

Section 6. Amendments. No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all the parties hereto.

Section 7. Notice of Adverse Claims. Except for the claims and interests of the Secured Party and the Lien Grantor, the Bank does not know of any claim to, or interest in, the Account or any or all funds or deposits held therein or credited thereto. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, attachment, execution or similar process) against the Account or any or all funds or deposits held therein or credited thereto, the Bank will promptly notify the Secured Party and the Lien Grantor thereof.

Section 8. Maintenance of Account. In addition to, and not in lieu of, the obligation of the Bank to honor instructions originated by the Secured Party as agreed in Section 3 hereof, the Bank agrees to maintain the Account as follows:

(i) Lien Grantor Entitlement Orders; Notice of Exclusive Control. So long as the Bank has not received a Notice of Exclusive Control (as defined below), the Bank may comply with instructions originated by the Lien Grantor or any duly authorized agent of the Lien Grantor in respect of the Account and any or all funds or deposits held therein or credited thereto. After the Bank receives a written notice from the Secured Party that it is exercising exclusive control over the Account (a “Notice of Exclusive Control”), the Bank will cease complying with instructions originated by the Lien Grantor or any of its agents.

(ii) Statements. The Bank will promptly send copies of all statements and other correspondence concerning the Account simultaneously to each of the Lien Grantor and the Secured Party at their respective addresses specified in Section 12 hereof.

(iii) Tax Reporting. All items of income, gain, expense and loss recognized in the Account or in respect of any funds or deposits held therein or credited thereto shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Lien Grantor.

Section 9. Representations, Warranties and Covenants of the Bank. The Bank makes the following representations, warranties and covenants:

(i) The Account has been established as set forth in Section 1 above and will be maintained in the manner set forth herein until this Agreement is terminated. The Bank will not change the name or account number of the Account without the prior written consent of the Secured Party.

(ii) Neither the Account nor any funds or deposits at any time held therein or credited thereto is or will be evidenced by any instrument (as defined in Section 9-102 of the UCC) or constitutes or will constitute investment property (as defined in Section 9-102 of the UCC)

(iii) This Agreement is a valid and binding agreement of the Bank enforceable in accordance with its terms.

(iv) The Bank has not entered into, and until the termination of this Agreement will not enter into, any agreement with any person (other than the Secured Party) relating to the Account and/or any funds or deposits held therein or credited thereto pursuant to which it has agreed, or will agree, to comply with instructions of such person. The Bank has not entered into any other agreement with the Lien Grantor or the Secured Party purporting to limit or condition the obligation of the Bank to comply with instructions originated by the Secured Party as agreed in Section 3 hereof.

Section 10. Successors. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 11. Notices. Each notice, request or other communication given to any party hereunder shall be in writing (which term includes facsimile or other electronic transmission) and shall be effective (i) when delivered to such party at its address specified below, (ii) when sent to such party by facsimile or other electronic transmission, addressed to it at its facsimile number or electronic address specified below, and such party sends back an electronic confirmation of receipt or (iii) ten days after being sent to such party by certified or registered United States mail, addressed to it at its address specified below, with first class or airmail postage prepaid:

Lien Grantor:

Secured Party:

Bank:

Any party may change its address, facsimile number and/or e-mail address for purposes of this Section by giving notice of such change to the other parties in the manner specified above.

Section 12. Termination. The rights and powers granted herein to the Secured Party (i) have been granted in order to perfect the Transaction Lien, (ii) are powers coupled with an interest and (iii) will not be affected by any bankruptcy of the Lien Grantor or any lapse of time. The obligations of the Bank hereunder shall continue in effect until the Secured Party has notified the Bank in writing that the Transaction Lien has been terminated pursuant to the terms of the Security Agreement.

[NAME OF LIEN GRANTOR]

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A. as Agent

By:
Name:
Title:

[NAME OF BANK]

By:
Name:
Title:

Exhibit A

[Letterhead of Secured Party]

[Date]

[Name and Address of Bank]

Attention:

Re:	Notice of Exclusive Control

Ladies and Gentlemen:

As referenced in the Deposit Account Control Agreement dated as of             ,              among [name of Lien Grantor], us and you (a copy of which is attached), we notify you that we will hereafter exercise exclusive control over deposit account number              (the “Account”) and all funds and deposits from time to time held therein or credited thereto. You are instructed not to accept any directions or instructions with respect to the Account or the funds or deposits held therein or credited thereto from any person other than the undersigned unless otherwise ordered by a court of competent jurisdiction.

You are instructed to deliver a copy of this notice by facsimile transmission to [name of Lien Grantor].

Very truly yours,

JPMORGAN CHASE BANK, N.A. as Agent

By:
Name:
Title:

cc: [name of Lien Grantor]